UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2010

Date of reporting period: March 1, 2009 — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report 8|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	26

Financial statements	28

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 26 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds,

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President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

A distinctive way to diversify a portfolio of traditional bonds

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

However, floating-rate loans have risks, and their prices can fall, particularly in periods when economic growth is slowing and rates are declining.

Floating rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Consider these risks before investing:

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but the market has grown to be a significant component of the fixed-income credit markets.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversifi cation opportunities for funds that invest in bank loans.

Performance
snapshot

Average annual total return (%) comparison as of 8/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 3.25%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception date of the fund’s class A shares.

6

Interview with your
fund’s Portfolio Manager

Paul Scanlon

How did Putnam Floating Rate Income Fund perform for the period?

For the six months ending August 31, 2009, the fund returned 23.79%, trailing its primary benchmark, the Barclays Capital U.S. High Yield Loan Index, which advanced 32.68%, but outperforming the average for its Lipper peer group, which came in at 23.37%.

How would you characterize the floating-rate bank-loan market environment during the past six months?

Economic indicators painted an improving picture over the past six months. U.S. gross domestic product declined 1% in the second quarter of 2009, but this was better than most investors were anticipating. In August, home prices registered their first monthly increase since 2006. The government’s “cash for clunkers” program boosted automobile sales and, by extension, retail sales. And corporate fundamentals improved as companies achieved better-than-expected earnings due mainly to aggressive cost-cutting.

In the bank-loan market specifically, looking back at 2008, floating-rate bank-loan securities performed worse than high-yield bonds. We found this surprising because bank loans are senior to high-yield bonds in a company’s capital structure — meaning investors are paid off first in the event of a bankruptcy — and are secured by a firm’s assets. This unusual situation was largely the result of massive deleveraging by hedge funds, creators of collateralized loan obligations [CLOs], and

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/09. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 15.

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other non-traditional bank-loan investors. Essentially, these investors sold the largest and most liquid securities first, and bank loans fell into that category.

Bank-loan performance during the year-to-date period through August 2009 was a mirror image of 2008 as the asset class posted very strong returns and outperformed high-yield bonds. As the unusual technical situation of 2008 abated, issuers raised new capital in the equity and high-yield bond markets and used that capital to pay down bank-loan debt. The size of the bank-loan market actually shrunk during the period, which not only helped market technicals but also boosted the total returns available in the market. Lastly, investors seeking to capitalize on the market’s oversold condition snapped up beaten-down bank-loan securities, also helping to propel the rally.

By way of background, CLOs are structured securities that use pools of commercial loans as collateral and carve the cash flows into different classes to meet the needs of various investors. Market technicals are the supply-and-demand dynamics at work in the bank-loan marketplace.

Why did the fund trail its benchmark over this period?

We kept the portfolio broadly diversified and maintained an average credit quality that was higher than the benchmark’s. However, this positioning did not help versus the index because bonds with the lowest credit quality outperformed bonds with higher credit quality. In addition, we favored bank loans issued by companies that are rich in physical assets, believing that this attribute offered better downside protection. In the event of bankruptcy, such companies could sell these assets if necessary, instead of issuing additional debt or attempting to sell less-tangible assets at a loss. Our preference for companies with physical assets resulted in holding many securities with stronger relative credit quality, which was not rewarded in a market rebound that proved to be quite indiscriminate.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 8/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

8

“As the market rallied in 2009, we sold
select holdings that had advanced
strongly and reinvested in areas that
we believed still offered meaningful
upside potential.”

Paul Scanlon

What was the fund’s sector and industry positioning during this period, and how did it impact relative results?

We maintained an underweight position in financials, which was the biggest detractor from returns as this sector rebounded strongly following the turmoil in 2008. An underweight in diversified media also dampened relative performance. This industry suffered greatly in 2008 due to lower advertising spending but outperformed as the market rallied in 2009. Underweight exposure to the less-economically sensitive services and transportation industries also held back results. On the positive side, we kept the fund’s position in chemicals below the benchmark because of our unfavorable outlook for the industry due to weakening demand, which helped relative results. Additional contributors included overweights to the housing and wireline communications industries.

What’s your outlook for the balance of 2009? And how will it affect your positioning of Putnam Floating Rate Income Fund?

In our view, the U.S. economy is showing increasing signs that it is stabilizing, and we believe this is likely to continue over the balance of 2009 and into 2010. We also believe that bank-loan default rates, which stood at more than 11% at period-end, are at or near their peak.

Despite the substantial rally that has occurred in the bank-loan market, we believe compelling values can still be found among Ba- and B-rated securities. As the market rebounded during 2008, we sold select holdings that had advanced strongly and

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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reinvested in areas of the market that we believe still offer meaningful upside potential.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports —an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

From a sector/industry perspective, we favor cable television, health care, energy, wireless communications, and utilities. We are less enthusiastic about financials, food and tobacco, forest products, technology, retail, and services.

We currently plan to continue emphasizing bank-loan securities with higher relative credit quality within a broadly diversified portfolio. We believe that a measured higher-quality bias, coupled with careful security selection, will be vital to maintaining competitive performance throughout various economic periods.

Thanks for speaking with us today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norm Boucher and Robert Salvin.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	7.88%	4.25%	4.49%	4.49%	3.63%	3.63%	6.94%	4.84%	6.40%	8.88%
Annual average	1.51	0.82	0.87	0.87	0.71	0.71	1.33	0.94	1.23	1.69

5 years	8.21	4.70	4.89	4.89	4.04	4.04	7.28	5.17	6.77	9.22
Annual average	1.59	0.92	0.96	0.96	0.80	0.80	1.42	1.01	1.32	1.78

3 years	–1.09	–4.24	–2.94	–4.60	–3.37	–3.37	–1.61	–3.51	–1.89	–0.33
Annual average	–0.36	–1.43	–0.99	–1.56	–1.14	–1.14	–0.54	–1.18	–0.63	–0.11

1 year	–3.38	–6.46	–4.07	–6.83	–4.20	–5.11	–3.60	–5.54	–3.75	–3.11

6 months	23.79	19.76	23.46	20.46	23.21	22.21	23.56	21.08	23.51	23.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns For periods ended 8/31/09

			Lipper Loan
	Barclays Capital U.S.	S&P/LSTA Leveraged	Participation Funds
	High Yield Loan Index*	Loan Index†	category average‡

Life of fund	—	17.13%	10.76%
Annual average	—	3.16	2.02

5 years	—	16.93	10.56
Annual average	—	3.18	2.01

3 years	6.15%	4.90	–0.74
Annual average	2.01	1.61	–0.27

1 year	2.94	2.37	–1.54

6 months	32.68	30.79	23.37

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s primary benchmark, the Barclays Capital U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception date of the fund’s class A shares.

† These returns are from 7/31/04 to 8/31/09 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 8/31/09, there were 91, 90, 52, 31, and 31 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.149736		$0.127367	$0.121802	$0.144154		$0.140422	$0.159176

Capital gains	—		—	—	—		—	—

Total	$0.149736		$0.127367	$0.121802	$0.144154		$0.140422	$0.159176

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/09	$6.82	$7.05	$6.81	$6.82	$6.82	$6.96	$6.82	$6.82

8/31/09	8.28	8.56	8.27	8.27	8.27	8.44	8.27	8.28

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	3.53%	3.41%	2.98%	2.84%	3.39%	3.32%	3.30%	3.76%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	4.70	4.26	4.11	N/A	4.62	4.61	5.11

Current 30-day SEC yield [3]
(without expense limitation)	N/A	4.64	4.20	4.05	N/A	4.56	4.55	5.05

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	10.16%	6.44%	6.77%	6.77%	5.88%	5.88%	9.31%	7.17%	8.76%	11.33%
Annual average	1.89	1.22	1.28	1.28	1.11	1.11	1.74	1.35	1.64	2.10

5 years	10.28	6.68	7.00	7.00	6.25	6.25	9.45	7.30	8.91	11.46
Annual average	1.98	1.30	1.36	1.36	1.22	1.22	1.82	1.42	1.72	2.19

3 years	0.48	–2.73	–1.21	–2.91	–1.63	–1.63	0.06	–1.89	–0.14	1.34
Annual average	0.16	–0.92	–0.40	–0.98	–0.55	–0.55	0.02	–0.63	–0.05	0.44

1 year	5.35	1.92	4.70	1.70	4.56	3.56	5.14	3.08	5.06	5.61

6 months	25.24	21.17	24.86	21.86	24.78	23.78	25.14	22.65	25.07	25.36

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/09*	1.08%	1.68%	1.83%	1.23%	1.33%	0.83%

Total annual operating expenses for
the fiscal year ended 2/28/09	1.16%	1.76%	1.91%	1.31%	1.41%	0.91%

Annualized expense ratio for
the six-month period ended 8/31/09†	1.09%	1.69%	1.84%	1.24%	1.34%	0.84%

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.15	$9.52	$10.35	$6.99	$7.55	$4.74

Ending value (after expenses)	$1,237.90	$1,234.60	$1,232.10	$1,235.60	$1,235.10	$1,239.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.55	$8.59	$9.35	$6.31	$6.82	$4.28

Ending value (after expenses)	$1,019.71	$1,016.69	$1,015.93	$1,018.95	$1,018.45	$1,020.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu

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of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

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• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 80th percentile in management fees and in the 33rd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. [This additional expense limitation was applied to your fund.] / [This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.]

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual

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fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year and three-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	56th

Three-year period	33rd

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Over the one-year and three-year periods ended March 31, 2009, there were 93 and 54 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined

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benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be

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affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Floating Rate Income Fund	0.582%	0.650%	(0.068)%

As shown in the foregoing table, based on June  30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale

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made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of

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sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation

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of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

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Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

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Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 8/31/09 (Unaudited)

SENIOR LOANS (80.7%)* [c]	Principal amount	Value

Advertising and marketing services (0.9%)
Lamar Media Corp. bank term loan FRN Ser. B, 5 1/2s, 2012	$1,972,973	$1,960,642

Lamar Media Corp. bank term loan FRN Ser. F, 5 1/2s, 2014	997,500	991,266

		2,951,908
Automotive (4.3%)
Allison Transmission, Inc. bank term loan FRN Ser. B, 3.03s, 2014	3,754,473	3,205,382

Dana Corp. bank term loan FRN 7 1/4s, 2015	1,418,693	1,086,313

Federal Mogul Corp. bank term loan FRN Ser. B, 2.217s, 2014	2,221,414	1,682,721

Federal Mogul Corp. bank term loan FRN Ser. C, 2.216s, 2015	1,133,375	858,531

Ford Motor Co. bank term loan FRN Ser. B, 3.495s, 2013	1,996,225	1,729,729

Navistar Financial Corp. bank term loan FRN 3.455s, 2012	694,667	646,040

Navistar International Corp. bank term loan FRN 3.511s, 2012	1,910,333	1,776,610

TRW Automotive, Inc. bank term loan FRN Ser. B, 6.313s, 2014	2,995,882	2,979,405

United Components, Inc. bank term loan FRN Ser. D, 2.72s, 2012	422,222	383,167

		14,347,898
Basic materials (4.7%)
Georgia-Pacific Corp. bank term loan FRN Ser. C, 3.806s, 2014	640,463	636,652

Georgia-Pacific, LLC bank term loan FRN Ser. B, 2.609s, 2013	1,162,923	1,123,466

Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C1, 2.564s, 2013	821,538	625,602

Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C2, 2.564s, 2013	178,462	135,898

Huntsman International, LLC bank term loan FRN
Ser. B, 2.011s, 2014	2,642,424	2,461,859

Lyondell Chemical Co. bank term loan FRN 13s, 2009 U	1,000,000	1,035,625

Momentive Performance Materials, Inc. bank term loan
FRN 2.563s, 2013	997,995	805,050

Nalco Co. bank term loan FRN 6 1/2s, 2016	2,000,000	2,027,500

NewPage Holding Corp. bank term loan FRN 4.063s, 2014	1,265,974	1,172,382

Novelis, Inc. bank term loan FRN Ser. B, 2.422s, 2014	2,274,013	2,062,530

Novelis, Inc. bank term loan FRN Ser. B, 2.27s, 2014	806,930	731,886

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. H, 6s, 2014	2,042,273	2,018,446

Smurfit-Stone Container Corp. bank term loan FRN 4 1/2s, 2010	86,453	82,239

Smurfit-Stone Container Corp. bank term loan FRN 2.82s, 2010	142,857	136,072

Smurfit-Stone Container Corp. bank term loan FRN 2.55s, 2010	430,722	410,263

Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 2.57s, 2011	98,386	93,590

Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 2.57s, 2011	185,442	176,324

Smurfit-Stone Container Corp. bank term loan FRN
Ser. C1, 2.57s, 2011	56,067	53,311

		15,788,695

29

SENIOR LOANS (80.7%)* [c] cont.	Principal amount	Value

Broadcasting (1.3%)
Citadel Communications bank term loan FRN Ser. B, 2.341s, 2014	$721,621	$408,438

Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.714s, 2016	1,170,000	813,638

Cumulus Media, Inc. bank term loan FRN Ser. B, 4.273s, 2014	590,952	425,485

Univision Communications, Inc. bank term loan FRN
Ser. B, 2.511s, 2014	3,600,000	2,818,285

		4,465,846
Building materials (1.7%)
Building Materials Holdings Corp. bank term loan FRN 3.063s, 2014	2,999,987	2,737,489

Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2011	2,846,110	2,803,418

		5,540,907
Capital goods (6.6%)
Baldor Electric Co. bank term loan FRN 5 1/4s, 2014	1,068,063	1,053,569

Berry Plastics Group, Inc. bank term loan FRN 2.275s, 2015	2,780,964	2,352,523

Blount, Inc. bank term loan FRN Ser. B, 2.03s, 2010	242,188	227,657

Graham Packaging Co., LP bank term loan FRN Ser. B, 2.563s, 2011	2,995,246	2,912,876

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 2.598s, 2014	120,204	89,602

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2.372s, 2014	2,038,917	1,519,844

Hexcel Corp. bank term loan FRN 6 1/2s, 2014	1,935,500	1,937,112

Manitowoc Co., Inc. (The) bank term loan FRN Ser. A, 4.814s, 2013	879,885	788,597

Mueller Water Products, Inc. bank term loan FRN
Ser. B, 6.019s, 2014	1,136,862	1,074,334

Polypore, Inc. bank term loan FRN Ser. B, 2.53s, 2014	965,300	912,209

Rexnord Corp. bank term loan FRN Ser. B, 2.957s, 2013	1,590,902	1,457,000

Sensata Technologies BV bank term loan FRN 2.246s,
2013 (Netherlands)	1,808,717	1,477,120

Sequa Corp. bank term loan FRN 3.844s, 2014	1,588,548	1,354,237

Terex Corp. bank term loan FRN Ser. D, 4.348s, 2013	1,400,000	1,334,666

Transdigm, Inc. bank term loan FRN 2.401s, 2013	1,945,209	1,879,558

Wesco Aircraft Hardware Corp. bank term loan FRN 6.02s, 2014	250,000	187,500

Wesco Aircraft Hardware Corp. bank term loan FRN 2.52s, 2013	1,600,000	1,464,000

		22,022,404
Commercial and consumer services (2.6%)
Lender Processing Services, Inc. bank term loan FRN
Ser. B, 2.761s, 2014	1,052,030	1,045,455

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.454s, 2014	1,689,900	1,394,168

Sabre, Inc. bank term loan FRN 2.654s, 2014	2,221,459	1,816,836

Thomas Learning bank term loan FRN Ser. B, 2.76s, 2014	3,300,254	2,829,968

Travelport bank term loan FRN 3.098s, 2013	113,497	101,863

Travelport bank term loan FRN Ser. B, 2.883s, 2013	501,300	449,916

Travelport, LLC. bank term loan FRN Ser. C, 10 1/2s, 2013	1,000,000	1,008,750

		8,646,956
Communication services (8.3%)
Atlantic Broadband Finance, LLC bank term loan FRN 6 3/4s, 2013	1,918,478	1,895,697

Atlantic Broadband Finance, LLC bank term loan FRN 2.85s, 2011	71,343	70,496

Cebridge Connections, Inc. bank term loan FRN Ser. B, 2.276s, 2013	2,809,700	2,653,410

Charter Communications, Inc. bank term loan FRN 6 3/4s, 2014	1,000,000	844,375

30

SENIOR LOANS (80.7%)* [c] cont.	Principal amount	Value

Communication services cont.
Charter Communications, Inc. bank term loan FRN 6 1/4s, 2014	$2,953,326	$2,741,056

Digicel Group, Ltd. bank term loan FRN 3 1/8s, 2012 (Jamaica)	2,000,000	1,900,000

Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2015	1,523,044	1,154,974

Insight Midwest, LP bank term loan FRN Ser. B, 2.28s, 2014	1,000,000	954,286

Intelsat Corp. bank term loan FRN Ser. B2-B, 2.776s, 2011	243,630	230,535

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.776s, 2013	243,704	230,605

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.776s, 2013	243,630	230,535

Intelsat, Ltd. bank term loan FRN 3.276s, 2014 (Bermuda)	625,000	535,938

Intelsat, Ltd. bank term loan FRN Ser. B, 2.776s, 2013 (Bermuda)	1,604,273	1,530,075

Level 3 Communications, Inc. bank term loan FRN 2.691s, 2014	1,362,000	1,168,159

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	1,200,000	1,237,000

Mediacom Communications Corp. bank term loan FRN
Ser. C, 2.01s, 2015	1,586,991	1,475,902

Mediacom Communications Corp. bank term loan FRN
Ser. D2, 2.01s, 2015	877,500	819,000

MetroPCS Wireless, Inc. bank term loan FRN 2.683s, 2013	2,647,732	2,489,281

Ntelos, Inc. bank term loan FRN Ser. B, 4.345s, 2015	1,000,000	997,500

PAETEC Holding Corp. bank term loan FRN 2.761s, 2013	403,191	380,008

TW Telecom, Inc. bank term loan FRN Ser. B, 2.02s, 2013	1,426,707	1,390,433

West Corp. bank term loan FRN 2.644s, 2013	2,849,720	2,702,145

		27,631,410
Consumer (0.5%)
Yankee Candle Co., Inc. bank term loan FRN 2.29s, 2014	1,836,365	1,703,229

		1,703,229
Consumer cyclicals (1.4%)
Aramark Corp. bank term loan FRN 2.096s, 2014	176,574	165,234

Aramark Corp. bank term loan FRN Ser. B, 2.473s, 2014	2,779,394	2,600,887

Hanesbrands, Inc. bank term loan FRN 5.24s, 2013	2,050,491	2,051,223

		4,817,344
Consumer staples (8.8%)
Claire’s Stores, Inc. bank term loan FRN 3.064s, 2014	2,100,865	1,368,564

Constellation Brands, Inc. bank term loan FRN
Ser. B, 1.813s, 2013	1,967,657	1,929,007

Dean Foods Co. bank term loan FRN Ser. B, 1.973s, 2014	2,965,568	2,831,058

Dole Food Co., Inc. bank term loan FRN Ser. B, 7.973s, 2013	342,807	345,003

Dole Food Co., Inc. bank term loan FRN Ser. C, 7.939s, 2013	1,293,082	1,301,365

Dole Food Co., Inc. bank term loan FRN Ser. C, 0.505s, 2013	198,010	199,279

Jarden Corp. bank term loan FRN Ser. B1, 2.348s, 2012	2,385,297	2,319,701

Jarden Corp. bank term loan FRN Ser. B2, 2.348s, 2012	1,031,441	1,003,077

NPC International, Inc. bank term loan FRN Ser. B, 2.212s, 2013	958,486	888,996

Pantry, Inc. (The) bank term loan FRN Ser. DD, 1.77s, 2014	390,536	365,151

Pantry, Inc. (The) bank term loan FRN Ser. B, 1.77s, 2014	1,356,494	1,268,321

Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 3.031s, 2014	2,946,196	2,717,866

Prestige Brands, Inc. bank term loan FRN 2.511s, 2011	902,667	882,357

Revlon Consumer Products bank term loan FRN Ser. B, 4.383s, 2012	2,000,000	1,861,000

Rite-Aid Corp. bank term loan FRN 9 1/2s, 2015	550,000	569,250

Rite-Aid Corp. bank term loan FRN 6s, 2014	997,487	939,301

31

SENIOR LOANS (80.7%)* [c] cont.	Principal amount	Value

Consumer staples cont.
Rite-Aid Corp. bank term loan FRN Ser. B, 2.027s, 2014	$1,540,600	$1,329,410

Spectrum Brands, Inc. bank term loan FRN 2.779s,
2013 (In default) †	98,410	91,521

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
6 1/4s, 2013 (In default) †	1,920,723	1,786,272

Supervalu, Inc. bank term loan FRN Ser. B, 1.535s, 2012	2,323,113	2,238,242

WM Wrigley Jr., Co. bank term loan FRN Ser. B, 6 1/2s, 2014	2,937,342	2,970,372

		29,205,113
Energy (3.3%)
Dresser, Inc. bank term loan FRN 2.679s, 2014	2,000,000	1,864,000

Energy Solutions, Inc. bank term loan FRN Ser. A, 0.27s, 2013	69,208	65,748

EPCO Holding, Inc. bank term loan FRN Ser. A, 1.263s, 2012	2,325,000	1,976,250

Helix Energy Solutions Group, Inc. bank term loan
FRN Ser. B, 2.422s, 2013	368,205	343,351

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7.59s, 2013	2,478,860	2,280,552

MEG Energy Corp. bank term loan FRN 2.6s, 2013 (Canada)	800,105	743,098

MEG Energy Corp. bank term loan FRN Ser. DD, 2.6s,
2013 (Canada)	341,475	317,145

Petroleum Geo-Services ASA bank term loan FRN 2.35s,
2015 (Norway)	1,115,951	1,037,834

Targa Resources, Inc. bank term loan FRN 2.263s, 2012	1,571,246	1,539,166

Targa Resources, Inc. bank term loan FRN, 0.473s, 2012	911,704	893,090

		11,060,234
Entertainment (3.3%)
AMC Entertainment, Inc. bank term loan FRN 1.764s, 2013	2,987,107	2,836,685

Cedar Fair LP bank term loan FRN 2.261s, 2012	1,965,724	1,883,409

Cinemark USA, Inc. bank term loan FRN 2.086s, 2013	1,100,256	1,057,841

Hertz Corp. bank term loan FRN 0.609s, 2012	154,108	146,292

Hertz Corp. bank term loan FRN Ser. B, 2.029s, 2012	841,668	798,984

Regal Cinemas, Inc. bank term loan FRN Ser. B, 4.348s, 2013	765,417	758,719

Six Flags Theme Parks bank term loan FRN 2.656s, 2015	1,727,373	1,670,513

Universal City Development Partners, Ltd. bank term
loan FRN Ser. B, 6s, 2011	1,816,487	1,775,616

		10,928,059
Financials (1.9%)
CAP bank term loan FRN Ser. B, 2.04s, 2010	1,400,000	1,165,500

CB Richard Ellis Services, Inc. bank term loan FRN
Ser. B, 6.002s, 2013	1,370,000	1,299,216

Hub International, Ltd. bank term loan FRN Ser. B, 2.761s, 2014	1,338,020	1,222,616

Hub International, Ltd. bank term loan FRN Ser. DD, 2.761s, 2014	300,749	274,809

Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.496s, 2014	2,215,680	1,798,394

Tishman Speyer Real Estate DC Area Portfolio bank
term loan FRN 4s, 2012	1,550,000	616,125

		6,376,660
Gaming and lottery (3.6%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	2,389,153	2,229,875

Chester Down & Marina, LLC bank term loan FRN 12 3/8s, 2016	1,000,000	967,500

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.27s, 2014	938,636	639,837

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.318s, 2014	534,352	364,250

32

SENIOR LOANS (80.7%)* [c] cont.	Principal amount	Value

Gaming and lottery cont.
Green Valley Ranch Gaming, LLC. bank term loan FRN
Ser. B, 3.158s, 2014	$1,703,886	$1,184,201

Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B1, 3.504s, 2015	884,064	711,396

Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B3, 3.506s, 2015	1,565,281	1,259,807

Isle of Capri Casinos, Inc. bank term loan FRN 2.348s, 2014	1,658,433	1,547,526

Isle of Capri Casinos, Inc. bank term loan FRN
Ser. A, 2.348s, 2014	513,665	479,314

Isle of Capri Casinos, Inc. bank term loan FRN
Ser. B, 2.011s, 2014	663,373	619,010

Penn National Gaming, Inc. bank term loan FRN
Ser. B, 2.026s, 2012	2,066,096	2,007,987

		12,010,703
Health care (8.9%)
Biomet, Inc. bank term loan FRN Ser. B, 3.575s, 2015	1,908,278	1,830,953

Community Health Systems, Inc. bank term loan FRN
Ser. B, 2.612s, 2014	3,620,441	3,372,669

Community Health Systems, Inc. bank term loan FRN
Ser. DD, 2.511s, 2014	168,776	157,225

DaVita, Inc. bank term loan FRN Ser. B1, 1.864s, 2012	2,000,000	1,919,166

Fresenius SE bank term loan FRN Ser. B1, 6 3/4s, 2014 (Germany)	645,020	648,245

Fresenius SE bank term loan FRN Ser. B2, 6 3/4s, 2014 (Germany)	347,480	349,217

HCA, Inc. bank term loan FRN Ser. B, 2.848s, 2013	3,150,907	2,965,354

Health Management Associates, Inc. bank term loan
FRN 2.348s, 2014	2,270,247	2,127,649

Healthsouth Corp. bank term loan FRN Ser. B, 2.53s, 2013	1,819,424	1,759,643

IASIS Healthcare Corp. bank term loan FRN Ser. DD, 2.261s, 2014	362,198	341,372

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	97,562	91,952

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 2.261s, 2014	1,046,648	986,466

Mylan, Inc. bank term loan FRN Ser. B, 3.815s, 2014	2,979,592	2,889,188

Psychiatric Solutions, Inc. bank term loan FRN
Ser. B, 2.048s, 2012	1,993,405	1,898,718

Select Medical Corp. bank term loan FRN Ser. B, 2.413s, 2012	2,363,229	2,229,312

Sun Healthcare Group, Inc. bank term loan FRN 0.498s, 2014	267,062	242,359

Sun Healthcare Group, Inc. bank term loan FRN
Ser. B, 2.683s, 2014	1,283,049	1,164,367

Surgical Care Affiliates, Inc. bank term loan FRN
Ser. B, 2.6s, 2015	1,656,548	1,495,035

United Surgical Partners International, Inc. bank
term loan FRN 2.384s, 2014	1,087,646	1,006,073

Vanguard Health Systems, Inc. bank term loan FRN
2.511s, 2011	2,316,691	2,254,912

		29,729,875
Homebuilding (0.7%)
Realogy Corp. bank term loan FRN 0.166s, 2013	605,630	461,577

Realogy Corp. bank term loan FRN Ser. B, 3.281s, 2013	2,249,483	1,714,428

		2,176,005

33

SENIOR LOANS (80.7%)* [c] cont.	Principal amount	Value

Household furniture and appliances (0.5%)
National Bedding Co. bank term loan FRN 2.313s, 2011	$1,728,783	$1,555,905

		1,555,905
Media (1.3%)
Affinion Group, Inc. bank term loan FRN Ser. B, 2.761s, 2013	627,278	597,005

Nielsen Finance LLC/Nielsen Finance Co. bank term
loan FRN Ser. TA, 2.276s, 2013	883,599	822,483

Nielsen Finance LLC/Nielsen Finance Co. bank term
loan FRN Ser. TB, 4.026s, 2016	1,845,007	1,729,311

QVC, Inc. bank term loan FRN 5.095s, 2014	1,000,000	986,563

R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6 3/4s, 2011	218,044	178,069

		4,313,431
Publishing (1.8%)
Cenveo, Inc. bank term loan FRN Ser. C, 5.109s, 2014	1,865,973	1,805,329

Cenveo, Inc. bank term loan FRN Ser. DD, 5.109s, 2014	68,858	66,620

Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 7s, 2014	1,467,939	1,240,408

GateHouse Media, Inc. bank term loan FRN 2.53s, 2014	175,000	45,588

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014	2,694,565	701,934

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.279s, 2014	1,005,435	261,916

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	4,264,063	1,785,576

		5,907,371
Retail (3.5%)
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 2.575s, 2013	2,967,360	2,570,475

Dollar General Corp. bank term loan FRN Ser. B1, 3 1/8s, 2013	2,900,000	2,820,653

J Crew Operating Corp. bank term loan FRN Ser. B, 2.063s, 2013	139,990	124,591

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.563s, 2013	2,465,216	2,174,784

Neiman Marcus Group, Inc. (The) bank term loan FRN
Ser. B, 2.493s, 2013	2,362,731	1,945,033

Toys R Us, Inc. bank term loan FRN 4.518s, 2012	2,000,000	1,906,428

		11,541,964
Technology (4.5%)
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B, 2.263s, 2013	49,742	48,614

Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 2.268s, 2013	970,000	948,001

Compucom Systems, Inc. bank term loan FRN 3.77s, 2014	536,964	494,007

First Data Corp. bank term loan FRN Ser. B1, 3.017s, 2014	2,221,086	1,850,442

First Data Corp. bank term loan FRN Ser. B3, 3.017s, 2014	1,819,372	1,512,637

Flextronics International, Ltd. bank term loan FRN
Ser. B, 2.759s, 2014 (Singapore)	237,949	213,321

Flextronics International, Ltd. bank term loan FRN
Ser. B, 2.696s, 2014 (Singapore)	828,063	742,359

Freescale Semiconductor, Inc. bank term loan FRN 12 1/2s, 2014	1,148,372	1,081,384

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 2.031s, 2013	3,062,758	2,285,584

ON Semiconductor Corp. bank term loan FRN 2.011s, 2013	684,250	643,195

Reynolds & Reynolds Co. (The) bank term loan FRN 2.261s, 2012	1,951,910	1,690,842

SunGard Data Systems, Inc. bank term loan FRN 2.026s, 2014	171,479	160,590

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.078s, 2016	3,555,316	3,432,359

		15,103,335

34

SENIOR LOANS (80.7%)* [c] cont.	Principal amount		Value

Textiles (0.4%)
Levi Strauss & Co. bank term loan FRN 2.523s, 2014		$1,400,000	$1,257,666

			1,257,666
Tire and rubber (1.1%)
Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. B, 3 1/8s, 2012		570,935	458,651

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. C, 3 1/8s, 2012		549,806	441,677

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. D, 3 1/8s, 2012		1,601,418	1,286,472

Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.02s, 2010		1,720,000	1,586,700

			3,773,500
Utilities and power (4.8%)
Atlas Pipeline Partners LP bank term loan FRN
Ser. B, 6 3/4s, 2014		1,226,010	1,192,295

Calpine Corp. bank term loan FRN Ser. B, 3.475s, 2014		3,313,023	3,040,215

Dynegy Holdings, Inc. bank term loan FRN 4.02s, 2013		232,480	223,414

Dynegy Holdings, Inc. bank term loan FRN 1.77s, 2013		2,587,617	2,486,700

Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.776s, 2014		2,899,887	2,203,914

Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 3.776s, 2014		1,000,000	756,786

Mirant North America, LLC. bank term loan FRN
2.011s, 2013		2,063,777	1,971,643

NRG Energy, Inc. bank term loan FRN 2.252s, 2014		2,188,973	2,064,350

NRG Energy, Inc. bank term loan FRN 0.498s, 2014		1,173,064	1,106,279

Reliant Energy, Inc. bank term loan FRN 0.261s, 2014		1,000,000	935,000

			15,980,596

Total senior loans (cost $278,612,810)			$268,837,014

CORPORATE BONDS AND NOTES (10.2%)*	Principal amount		Value

Basic materials (0.9%)
Builders FirstSource, Inc. company guaranty sr. notes
FRN 4.69s, 2012		$655,000	$373,350

FMG Finance Pty Ltd. 144A sr. notes FRN 4.668s, 2011 (Australia)		1,000,000	1,000,000

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 4.995s, 2015		1,000,000	954,325

Georgia-Pacific Corp. sr. unsec. unsub. notes 9 1/2s, 2011		60,000	62,400

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. sec. notes 11 1/2s, 2014		499,000	489,020

			2,879,095
Capital goods (1.2%)
Allied Waste North America, Inc. company
guaranty sr. unsub. sec. notes 7 7/8s, 2013		500,000	517,500

Allied Waste North America, Inc. sr. unsec. notes 6 3/8s, 2011		1,000,000	1,040,274

Crown European Holdings SA company guaranty sr. sec.
notes 6 1/4s, 2011 (France)	EUR	955,000	1,368,324

General Cable Corp. company guaranty sr. unsec.
notes FRN 2.972s, 2015		$330,000	284,625

Ryerson Tull, Inc. company guaranty sr. notes FRN
7.858s, 2014		1,000,000	850,000

			4,060,723

35

CORPORATE BONDS AND NOTES (10.2%)* cont.	Principal amount	Value

Communication services (1.5%)
Centennial Communications Corp. sr. unsec. notes FRN
6.347s, 2013	$1,000,000	$970,000

iPCS, Inc. company guaranty sr. notes FRN 2.608s, 2013	1,440,000	1,180,800

Level 3 Financing, Inc. 144A company guaranty FRN
4.601s, 2015	1,000,000	700,000

Qwest Corp. sr. notes FRN 3.879s, 2013	1,250,000	1,156,250

Sprint Nextel Corp. sr. unsec. notes FRN 1.001s, 2010	1,000,000	959,122

		4,966,172
Consumer cyclicals (1.9%)
Aramark Corp. company guaranty sr. unsec. notes FRN
3.983s, 2015	500,000	426,250

Ford Motor Credit Co., LLC sr. unsec. FRN 3.26s, 2012	2,200,000	1,831,500

Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 4.593s, 2014	870,000	746,025

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 5.668s, 2012	500,000	220,000

Interpublic Group of Companies, Inc. (The)
sr. unsec. unsub. notes FRN 2.44s, 2010	750,000	716,250

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	147,000	142,590

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 3.129s, 2014	1,090,000	806,600

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec.
notes 10s, 2013	1,500,000	1,395,000

		6,284,215
Consumer staples (0.3%)
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,000,000	1,021,250

		1,021,250
Energy (0.7%)
SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 4.222s, 2014	1,425,000	1,183,274

Williams Cos., Inc. (The) sr. unsec. notes 7 1/8s, 2011	1,000,000	1,055,793

		2,239,067
Financials (0.5%)
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.868s, 2014	1,000,000	770,000

Universal City Florida Holding Co. sr. unsec.
notes FRN 5.233s, 2010	670,000	611,375

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.315s, 2014	190,000	146,775

		1,528,150
Health care (1.2%)
DaVita, Inc. company guaranty 6 5/8s, 2013	1,000,000	970,000

Elan Finance PLC/Elan Finance Corp. company
guaranty sr. unsec. notes FRN 4.44s, 2011 (Ireland)	1,000,000	940,000

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	655,000	584,588

Healthsouth Corp. company guaranty sr. unsec.
notes FRN 7.218s, 2014	1,000,000	955,000

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.904s, 2012 ‡‡	547,000	467,685

		3,917,273

36

CORPORATE BONDS AND NOTES (10.2%)* cont.	Principal amount	Value

Technology (0.2%)
National Semiconductor Corp. sr. unsec. notes FRN
0.879s, 2010	$800,000	$770,637

		770,637
Utilities and power (1.8%)
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	1,000,000	1,020,000

Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s, 2012	823,000	892,268

Consumers Energy Co. 1st mtge. Ser. F, 4s, 2010	1,000,000	1,016,058

El Paso Corp. sr. unsec. notes Ser. *, 7 3/4s, 2010	1,000,000	1,003,919

Exelon Corp. sr. notes 6 3/4s, 2011	500,000	534,512

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	705,000	719,100

Teco Energy, Inc. sr. notes FRN 2.483s, 2010	1,000,000	990,000

		6,175,857

Total corporate bonds and notes (cost $35,065,480)		$33,842,439

SHORT-TERM INVESTMENTS (6.4%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.701%, December 17, 2009 ##	$120,000	$119,751

U.S. Treasury Bills for an effective yield
of 0.472%, November 19, 2009 ##	340,000	339,534

Putnam Money Market Liquidity Fund [e]	21,021,565	21,021,565

Total short-term investments (cost $21,480,928)		$21,480,850

TOTAL INVESTMENTS

Total investments (cost $335,159,218)		$324,160,303

Key to holding’s currency abbreviations

EUR	Euro
USD / $	United States Dollar
FRN	Floating Rate Notes

* Percentages indicated are based on net assets of $333,045,343.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at August 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At August 31, 2009, liquid assets totaling $2,725,000 have been designated as collateral for open swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRN are the current interest rates at August 31, 2009.

The dates shown on debt obligations are the original maturity dates.

37

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09 (aggregate face value $1,358,246) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$1,350,428	$1,358,246	9/17/09	$7,818

Total				$7,818

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
DJ LCDX NA Series
10 Version 1 Index	B	$495,510	$2,490,000	6/20/13	325 bp	$276,172

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Caa1	—	235,000	6/20/12	230 bp	(74,289)

Total						$201,883

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” ). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$ 33,842,439	$—

Senior loans	—	268,837,014	—

Short-term investments	21,021,565	459,285	—

Totals by level	$21,021,565	$303,138,738	$—

38

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(285,809)	$2,138

Other financial instruments include swaps, forward contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of August 31, 2009:

	Balance			Change in net		Net transfers	Balance
	as of	Accrued		unrealized	Net	in and/	as of
	February 28,	discounts/	Realized	appreciation/	purchases/	or out	August 31,
	2009**	premiums	gain/(loss)	(depreciation)†	sales	of Level 3	2009**

Other financial
instruments:	$2,206	$—	$—	$(68)	$—	$—	$2,138

** Includes amount receivable under receivable purchase agreement.

† Includes $(68) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

39

Statement of assets and liabilities 8/31/09 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $314,137,653)	$303,138,738
Affiliated issuers (identified cost $21,021,565) (Note 6)	21,021,565

Cash	44,489

Interest and other receivables	1,729,711

Receivable for shares of the fund sold	1,092,193

Receivable for investments sold	17,931,185

Receivable for receivable purchase agreement (Note 2)	2,138

Unrealized appreciation on swap contracts (Note 1)	276,172

Unrealized appreciation on forward currency contracts (Note 1)	7,818

Total assets	345,244,009

LIABILITIES

Distributions payable to shareholders	603,981

Payable for investments purchased	9,452,657

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	331,941

Payable for shares of the fund repurchased	628,976

Payable for compensation of Manager (Notes 2 and 6)	280,233

Payable for investor servicing fees (Note 2)	47,764

Payable for custodian fees (Note 2)	20,726

Payable for Trustee compensation and expenses (Note 2)	38,006

Payable for administrative services (Note 2)	1,038

Payable for distribution fees (Note 2)	124,358

Premium received on swap contracts (Note 1)	495,510

Unrealized depreciation on swap contracts (Note 1)	74,289

Other accrued expenses	99,187

Total liabilities	12,198,666

Net assets	$333,045,343

(Continued on next page)

40

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$421,332,819

Undistributed net investment income (Note 1)	377,519

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(77,878,856)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(10,786,139)

Total — Representing net assets applicable to capital shares outstanding	$333,045,343

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($157,745,605 divided by 19,061,557 shares)	$8.28

Offering price per class A share (100/96.75 of $8.28)*	$8.56

Net asset value and offering price per class B share
($8,695,976 divided by 1,051,287 shares)**	$8.27

Net asset value and offering price per class C share
($57,329,569 divided by 6,931,300 shares)**	$8.27

Net asset value and redemption price per class M share
($2,660,894 divided by 321,572 shares)	$8.27

Offering price per class M share (100/98.00 of $8.27)*	$8.44

Net asset value, offering price and redemption price per class R share
($171,012 divided by 20,667 shares)	$8.27

Net asset value, offering price and redemption price per class Y share
($106,442,287 divided by 12,851,189 shares)	$8.28

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

41

Statement of operations Six months ended 8/31/09 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $48,525 from investments in affiliated issuers) (Note 6)	$7,744,329

Total investment income	7,744,329

EXPENSES

Compensation of Manager (Note 2)	947,114

Investor servicing fees (Note 2)	267,113

Custodian fees (Note 2)	14,434

Trustee compensation and expenses (Note 2)	16,308

Administrative services (Note 2)	11,192

Distribution fees — Class A (Note 2)	186,212

Distribution fees — Class B (Note 2)	36,475

Distribution fees — Class C (Note 2)	268,198

Distribution fees — Class M (Note 2)	4,757

Distribution fees — Class R (Note 2)	357

Legal	118,435

Other	98,218

Fees waived and reimbursed by Manager (Note 2)	(249,368)

Total expenses	1,719,445

Expense reduction (Note 2)	(1,063)

Net expenses	1,718,382

Net investment income	6,025,947

Net realized loss on investments (Notes 1 and 3)	(13,390,849)

Net realized gain on swap contracts (Note 1)	6,244

Net realized loss on futures contracts (Note 1)	(1,594)

Net realized loss on foreign currency transactions (Note 1)	(45,193)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	8,755

Net unrealized appreciation of investments, swap contracts and
receivable purchase agreement during the period	68,334,390

Net gain on investments	54,911,753

Net increase in net assets resulting from operations	$60,937,700

The accompanying notes are an integral part of these financial statements.

42

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/09*	Year ended 2/28/09

Operations:
Net investment income	$6,025,947	$16,354,193

Net realized loss on investments
and foreign currency transactions	(13,431,392)	(53,718,628)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	68,343,145	(30,887,513)

Net increase (decrease) in net assets resulting from operations	60,937,700	(68,251,948)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,890,184)	(9,773,195)

Class B	(142,999)	(584,827)

Class C	(852,591)	(3,266,249)

Class M	(44,555)	(179,648)

Class R	(2,592)	(6,191)

Class Y	(1,586,909)	(2,467,721)

Redemption fees (Note 1)	10,776	2,262

Increase (decrease) from capital share transactions (Note 4)	67,122,215	(87,978,895)

Total increase (decrease) in net assets	122,550,861	(172,506,412)

NET ASSETS

Beginning of period	210,494,482	383,000,894

End of period (including undistributed net investment
income of $377,519 and distributions in excess of
net investment income of $128,598, respectively)	$333,045,343	$210,494,482

* Unaudited

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2009 **	$6.82	.16	1.45	1.61	(.15)	(.15)	— [e]	$8.28	23.79 *	$157,746	.55 *	2.13 *	30.83 *
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	(.43)	— [e]	6.82	(19.09)	115,821	1.06	5.26	46.35
February 29, 2008	10.03	.64	(1.12)	(.48)	(.65)	(.65)	— [e]	8.90	(5.04)	231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	— [e]	.62	(.60)	(.60)	— [e]	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	— [e]	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005 †	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09 *	89,085	.63 *	1.73 *	51.36 *

Class B
August 31, 2009 **	$6.81	.14	1.45	1.59	(.13)	(.13)	— [e]	$8.27	23.46 *	$8,696	.85 *	1.82 *	30.83 *
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	(.38)	— [e]	6.81	(19.62)	8,083	1.66	4.67	46.35
February 29 , 2008	10.03	.58	(1.12)	(.54)	(.60)	(.60)	— [e]	8.89	(5.71)	16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	— [e]	.56	(.54)	(.54)	— [e]	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	— [e]	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005 ††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99 *	8,961	.83 *	1.31 *	51.36 *

Class C
August 31, 2009 **	$6.82	.13	1.44	1.57	(.12)	(.12)	— [e]	$8.27	23.21 *	$57,330	.93 *	1.75 *	30.83 *
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	(.37)	— [e]	6.82	(19.63)	48,186	1.81	4.54	46.35
February 29 , 2008	10.03	.56	(1.12)	(.56)	(.58)	(.58)	— [e]	8.89	(5.87)	88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	— [e]	.55	(.53)	(.53)	— [e]	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	— [e]	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005 ††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92 *	24,467	.90 *	1.25 *	51.36 *

Class M
August 31, 2009 **	$6.82	.16	1.43	1.59	(.14)	(.14)	— [e]	$8.27	23.56 *	$2,661	.63 *	2.05 *	30.83 *
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	(.42)	— [e]	6.82	(19.22)	2,040	1.21	5.17	46.35
February 29, 2008	10.03	.62	(1.11)	(.49)	(.64)	(.64)	— [e]	8.90	(5.19)	5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	— [e]	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01 [f]	.42	(.44)	(.44)	— [e]	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005 ††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22 *	21,834	.61 *	1.57 *	51.36 *

Class R
August 31, 2009 **	$6.82	.15	1.44	1.59	(.14)	(.14)	— e	$8.27	23.51 *	$171	.68 *	2.00 *	30.83 *
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	(.41)	— [e]	6.82	(19.31)	113	1.31	5.09	46.35
February 29, 2008	10.03	.60	(1.10)	(.50)	(.63)	(.63)	— [e]	8.90	(5.26)	137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	— [e]	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	— [e]	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005 ††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17 *	10	.66 *	1.44 *	51.36 *

Class Y
August 31, 2009 **	$6.82	.18	1.44	1.62	(.16)	(.16)	— [e]	$8.28	23.94 *	$106,442	.42 *	2.26 *	30.83 *
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	(.45)	— [e]	6.82	(18.89)	36,251.81		5.63	46.35
February 29, 2008	10.03	.66	(1.11)	(.45)	(.68)	(.68)	— [e]	8.90	(4.82)	40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	— [e]	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006 †††	10.01	.22	— [e]	.22	(.22)	(.22)	— [e]	10.01	2.19 *	5,747	.34 *	2.20 *	59.85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period August 4, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 7, 2004 (commencement of operations) to February 28, 2005.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 6).

	8/31/09	2/28/09	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.09%	0.09%	0.02%	0.01%	0.03%	0.16%

Class B	0.09	0.09	0.02	0.01	0.03	0.14

Class C	0.09	0.09	0.02	0.01	0.03	0.14

Class M	0.09	0.09	0.02	0.01	0.04	0.14

Class R	0.09	0.09	0.02	0.01	0.03	0.14

Class Y	0.09	0.09	0.02	0.01	<0.01	—

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

46

Notes to financial statements 8/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 9, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that

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the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is

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exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements,

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collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had a net liability position of $74,289 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $368,615.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2009, the fund had a capital loss carryover of $30,985,110 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 55,083	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 29, 2016

27,891,333	February 28, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2010 $32,564,007 of losses recognized during the period November 1, 2008 to February 28, 2009.

The aggregate identified cost on a tax basis is $336,048,985, resulting in gross unrealized appreciation and depreciation of $10,151,271 and $22,039,953, respectively, or net unrealized depreciation of $11,888,682.

K) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion,

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0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.85% of the fund’s average net assets.

During the period ended August 31, 2009, the fund’s expenses were reduced by $233,029 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $16,339 as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $8,558 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended August 31, 2009, the fund’s expenses were reduced by $1,063 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $267, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

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The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,777 and $594 from the sale of class A and class M shares, respectively, and received $1,356 and $3,753 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $128,626,434 and $79,479,919, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/09		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	8,350,891	$62,390,738	7,176,182	$59,516,096

Shares issued in connection with
reinvestment of distributions	224,346	1,731,815	767,870	6,222,730

	8,575,237	64,122,553	7,944,052	65,738,826

Shares repurchased	(6,504,629)	(50,535,959)	(16,916,390)	(132,450,248)

Net increase (decrease)	2,070,608	$13,586,594	(8,972,338)	$(66,711,422)

	Six months ended 8/31/09		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	124,013	$934,418	241,980	$1,982,311

Shares issued in connection with
reinvestment of distributions	14,168	108,580	54,921	445,712

	138,181	1,042,998	296,901	2,428,023

Shares repurchased	(272,981)	(2,065,872)	(994,281)	(8,115,826)

Net decrease	(134,800)	$(1,022,874)	(697,380)	$(5,687,803)

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	Six months ended 8/31/09		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,009,479	$7,640,012	1,543,293	$12,858,056

Shares issued in connection with
reinvestment of distributions	71,895	552,448	249,986	2,012,310

	1,081,374	8,192,460	1,793,279	14,870,366

Shares repurchased	(1,220,422)	(9,212,720)	(4,675,851)	(36,728,138)

Net decrease	(139,048)	$(1,020,260)	(2,882,572)	$(21,857,772)

	Six months ended 8/31/09		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	44,124	$322,996	10,614	$87,099

Shares issued in connection with
reinvestment of distributions	4,940	38,106	18,019	146,716

	49,064	361,102	28,633	233,815

Shares repurchased	(26,818)	(189,075)	(362,936)	(3,063,480)

Net increase (decrease)	22,246	$172,027	(334,303)	$(2,829,665)

	Six months ended 8/31/09		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	7,188	$55,757	6,062	$44,285

Shares issued in connection with
reinvestment of distributions	334	2,586	772	6,119

	7,522	58,343	6,834	50,404

Shares repurchased	(3,484)	(26,832)	(5,642)	(44,004)

Net increase	4,038	$31,511	1,192	$6,400

	Six months ended 8/31/09		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,432,970	$70,150,915	9,324,717	$68,977,845

Shares issued in connection with
reinvestment of distributions	42,348	329,148	57,859	453,714

	9,475,318	70,480,063	9,382,576	69,431,559

Shares repurchased	(1,937,438)	(15,104,846)	(8,667,584)	(60,330,192)

Net increase	7,537,880	$55,375,217	714,992	$9,101,367

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

	Asset derivatives		Liability derivatives

	Statement of		Statement of
Derivatives not accounted for as	assets and		assets and
hedging instruments under	liabilities		liabilities
Statement 133	location	Market value	location	Market value

Credit contracts	Receivables	$—	Payables	$293,627

Foreign exchange contracts	Receivables	7,818	Payables	—

Total		$7,818		$293,627

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The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended August 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as		Forward
hedging instruments under		currency
Statement 133	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$506,866	$506,866

Foreign exchange contracts	—	7,818	—	7,818

Interest rate contracts	(1,330)	—	—	(1,330)

Total	$(1,330)	$7,818	$506,866	$513,354

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as		Forward
hedging instruments under		currency
Statement 133	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$6,244	$6,244

Foreign exchange contracts	—	(45,193)	—	(45,193)

Interest rate contracts	(1,594)	—	—	(1,594)

Total	$(1,594)	$(45,193)	$6,244	$(40,543)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $48,525 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $129,822,929 and $108,801,364, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of August 31, 2009, the fund had unfunded loan commitments of $331,941, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Lyondell Chemical Co.	$331,941

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

54

Note 10: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 11: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

55

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

56

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Robert R. Leveille
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	BSA Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Wanda M. McManus
and Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Janet C. Smith	Assistant Treasurer and
John A. Hill, Chairman	Vice President, Principal	Proxy Manager
Jameson A. Baxter,	Accounting Officer and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
W. Thomas Stephens
Richard B. Worley	Francis J. McNamara, III
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
US POSTAGE
PAID
BROCKTON, MA
Permit No. 600

Forwarding service requested

SA096 258128 10/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2010

Date of reporting period: March 1, 2009 — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Income Strategies Fund

Semiannual report
8|31|09

A world of investing.℠

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of asset classes to help weather changing market environments.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Income Strategies
Fund

Semiannual report
8 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	28

Financial statements	30

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 28 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund
Pursuing income through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy in pursuit of its income objective of achieving less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

The portfolio managers combine insights from proprietary research with diversification expertise. They draw on the work of Putnam’s fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk.

As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations.

The use of derivatives involves special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Performance
snapshot

Average annual total return (%) comparison as of 8/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager
Jeffrey Knight

How did Putnam Income Strategies Fund perform during the period?

Over the past six months, the fund posted a return of 31.90%. This compared quite favorably with the return of our custom benchmark, the Income Strategies Blended Index, which returned 14.18%. The fund also delivered better performance than the Lipper peer group, Mixed-Asset Target Allocation Conservative Funds, which gained 20.31%. In fact, outperformance versus peers placed the fund in the top 5% of 467 funds in the group for the six-month period.

This is unusual performance for a fund that consistently takes a conservative approach to seeking income by investing in a diversified portfolio that includes stocks as well as a broad range of bonds. This performance is unlikely to be repeated as market conditions return to a more normal environment.

Why did the fund perform so well during this period?

In a sense, the past six months’ outperformance is a mirror image of the previous six-month period’s underperformance. Performance during both periods reflected the unusual nature of events in financial markets, which we believe is now returning to normalcy. The earlier period included the bankruptcy of Lehman Brothers, high volatility, and a lack of liquidity in credit markets that made it difficult to price and sell bonds with any credit risk. The prices of many bonds

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 16.

and stocks reflected extremely pessimistic assumptions that never became reality.

Investors’ overly pessimistic assumptions reversed during the past six-month period. I believe this improvement was largely due to the policies of the U.S. Federal Reserve and U.S. Treasury, as well as governments around the world. Initially, governmental debates about policy contributed to volatility, but the situation changed once policy became more focused. Since March 2009, governments have built confidence in the financials sector. For example, with banks trusting that other banks won’t default on their obligations, more financing is flowing into the economy and liquidity has increased. As a result, bond and stock prices, including prices of bonds at all levels of credit quality and maturity, are reflecting more realistic expectations. In some cases, prices have returned to year-ago levels.

Which aspects of the fund’s investment strategy contributed the most to performance?

Three asset classes performed well: convertible bonds, global high-yield bonds, and real estate investment trusts [REITs]. The prices of these assets all suffered disproportionately during the six-month period ending February 28, 2009, as investors demanded unrealistically high returns to compensate for their perceived risk. While it is true that these securities face fundamental challenges, the outlook is not as bad as their prices suggested. Their prices recovered to some extent during the past six months as investors’ assessment of the risks faced by these companies became more realistic.

Good individual security selection in the global investment-grade bond sector also contributed positively to performance. Our holdings in this sector benefited from better pricing of mortgage-backed securities, asset-backed

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 8/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

“We think that this rally is the real thing.
While we believe the rally will continue,
we do not expect it to continue at the
same rapid pace.”
Jeffrey Knight

securities, and investment-grade corporate bonds.

Did you change your strategy during the period?

We made no major changes to the fund’s asset class weightings. At the margin, the fund has become modestly more aggressive to take advantage of opportunities in high-yield bonds, REITs, and equities.

Can you give us some examples of stocks that contributed to fund performance?

The best performers during the period were companies with great businesses and stock prices that had fallen significantly during the previous period. Goldman Sachs Group is the premier financial services company in terms of the diversity and profitability of its business, yet during the previous six-month

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

period its stock price fell just like that of its competitors. During the period since February 28, 2009, its stock price rose once investors realized it would be a survivor. Apple, Inc., the maker of iPods and Mac computers, benefited from its ability to command premium prices. Apple seems to have its finger on the pulse of consumers. Southern Copper appears to be well positioned to benefit from macroeconomic trends. Copper is one of the main commodities sought by resource-hungry, rapidly growing countries such as China, India, and Brazil.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports —an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

What stocks detracted from performance?

In our opinion, oil company Sunoco is one of the best-priced companies in the energy sector, but it has been a chronic underperformer. As an oil refiner, Sunoco has been hurt by higher crude oil prices and lower demand for gasoline, both of which have depressed margins. Oil refiners have lagged the energy index over the past twelve months. We believed that food and drug retailer Safeway had an opportunity to outperform its rivals that were selling goods at higher prices. However, that did not happen during the period. We continue to believe in the longer-term prospects for these well-priced companies. Our preference for owning attractively priced companies with strong business prospects meant that we limited the fund’s exposure to more problematic companies, such as Bank of America. Bank of America’s balance sheet is weak compared to its better-positioned competitors. The fund’s underweight position in Bank of America detracted from performance as investors surged indiscriminately into financial services companies during the period.

What is your outlook for the markets and the fund over the next six months?

Since March 2009, markets have followed patterns that look a lot like past transitions from bear markets to bull markets. Our belief in this transition to a bull market is supported by the uptrend in the real economy and the recovery in corporate profits. We think that this rally is the real thing. While we believe the rally will continue, we do not expect it to continue at the same rapid pace. Indeed, the stock market rally since March is the biggest five-month rally since the Great Depression of the 1930s.

The market’s rise started at a level of low prices that reflected extremely pessimistic expectations. The economy and corporate profits never deteriorated as badly as investors expected. Moreover, they are improving at a better pace than expected. This is why we believe there is room for prices to rise more and that the market is not overvalued. However, we expect that prices will continue to fluctuate around an upward trend line.

We believe the fund is well positioned to thrive in the current environment. Two points stand out. First, the fund is diversified in asset classes, such as corporate bonds, that should benefit from economic recovery, and it has a low weighting in equities. Second, given our belief that the dollar may weaken, the fund’s investments around the world give it an advantage over income funds that invest only in the United States. If foreign currencies strengthen, this will boost returns from non-U.S. assets.

Jeff, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective September 2009, the fund’s monthly dividend rate of $0.039 decreased to $0.036 per class A share, due to an overall decrease in interest and dividend income earned in the fund.

Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeffrey Knight, your fund’s Portfolio Managers are Robert Kea and Robert Schoen.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the periods ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.07%	4.68%	7.02%	5.33%	7.03%	7.03%	8.34%	4.59%	9.89%	12.31%
Annual average	2.14	0.93	1.38	1.05	1.38	1.38	1.63	0.91	1.92	2.37

3 years	–2.81	–8.41	–4.97	–7.38	–4.93	–4.93	–4.16	–7.47	–3.35	–2.01
Annual average	–0.95	–2.89	–1.68	–2.52	–1.67	–1.67	–1.41	–2.55	–1.13	–0.67

1 year	–7.21	–12.55	–7.85	–12.07	–7.84	–8.68	–7.61	–10.87	–7.41	–6.86

6 months	31.90	24.29	31.52	26.52	31.52	30.52	31.65	27.08	31.92	32.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For the periods ended 8/31/09

				Lipper Mixed-Asset
	Barclays Capital			Target Allocation
	Aggregate Bond		Income Strategies	Conservative Funds
	Index	Russell 3000 Index	Blended Index*	category average†

Life of fund	27.34%	2.91%	22.24%	12.41%
Annual average	4.99	0.58	4.13	2.33

3 years	20.27	–16.03	11.16	1.19
Annual average	6.35	–5.66	3.59	0.31

1 year	7.94	–18.62	1.40	–2.91

6 months	5.95	41.83	14.18	20.31

Index and Lipper results should be compared to fund performance at net asset value.

* The composition of the Income Strategies Blended Index is 75% Barclays Capital Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 8/31/09, there were 467, 444, 358, and 232 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.234		$0.206	$0.206	$0.216		$0.226	$0.244

Capital gains	—		—	—	—		—	—

Total	$0.234		$0.206	$0.206	$0.216		$0.226	$0.244

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/09	$6.69	$7.10	$6.67	$6.67	$6.68	$6.92	$6.69	$6.70

8/31/09	8.56	9.08	8.54	8.54	8.55	8.86	8.57	8.58

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.47%	5.15%	4.78%	4.78%	5.05%	4.88%	5.32%	5.73%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	5.06	4.60	4.63	N/A	4.69	5.13	5.64

Current 30-day SEC yield [3]
(without expense limitation)	N/A	4.48	3.99	4.02	N/A	4.10	4.52	5.02

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for the periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	15.04%	8.42%	10.66%	9.78%	10.67%	10.67%	12.04%	8.17%	13.79%	16.21%
Annual average	2.82	1.62	2.03	1.87	2.03	2.03	2.28	1.57	2.59	3.02

5 years	14.69	8.12	10.33	8.59	10.34	10.34	11.70	7.75	13.45	15.86
Annual average	2.78	1.57	1.99	1.66	1.99	1.99	2.24	1.50	2.56	2.99

3 years	–0.29	–6.00	–2.61	–5.08	–2.57	–2.57	–1.80	–5.25	–0.93	0.43
Annual average	–0.10	–2.04	–0.88	–1.72	–0.86	–0.86	–0.60	–1.78	–0.31	0.14

1 year	4.61	–1.44	3.80	–0.95	3.82	2.87	4.06	0.38	4.36	4.85

6 months	31.91	24.33	31.36	26.36	31.36	30.36	31.46	26.85	31.73	32.04

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/09*	0.79%	1.54%	1.54%	1.29%	1.04%	0.54%

Total annual operating expenses for the fiscal
year ended 2/28/09	1.76%	2.51%	2.51%	2.26%	2.01%	1.51%

Annualized expense ratio for the six-month
period ended 8/31/09	0.75%	1.50%	1.50%	1.25%	1.00%	0.50%

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective August 1, 2009, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least July 31, 2010.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.38	$8.75	$8.75	$7.30	$5.85	$2.93

Ending value (after expenses)	$1,319.00	$1,315.20	$1,315.20	$1,316.50	$1,319.20	$1,321.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$3.82	$7.63	$7.63	$6.36	$5.09	$2.55

Ending value (after expenses)	$1,021.42	$1,017.64	$1,017.64	$1,018.90	$1,020.16	$1,022.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Income Strategies Blended Index is a blend of the Barclays Capital Aggregate Bond Index and Russell 3000 Index with 75% of the index composed of the bond index; the remaining 25% is composed of the stock index.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 1st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year and three-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	97th

Three-year period	95th

Over the one-year and three-year periods ended March 31, 2009, there were 433 and 336 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Income Strategies Fund	0.542%	0.650%	(0.108)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

3. Updating investment restrictions of certain funds. Several different fund-specific proposals are included. However, all involve updating and standardizing investment restrictions in certain areas to provide portfolio managers with added investment flexibility, as well as to reduce administrative and compliance burdens for the funds. The Trustees recommend you vote to update and standardize these investment restrictions.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/09 (Unaudited)

CORPORATE BONDS AND NOTES (40.8%)*	Principal amount	Value

Basic materials (4.2%)
Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡	$15,000	$77

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018
(Luxembourg)	10,000	9,571

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.69s, 2012	5,000	2,850

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	58,000	62,629

Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	20,000	19,962

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	28,000	29,190

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015	10,000	10,450

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011	5,000	5,200

Glancore Funding LLC 144A company
guaranty sr. unsec. unsub. notes 6s, 2014	100,000	93,247

Hanson PLC company guaranty 6 1/8s, 2016
(United Kingdom)	80,000	62,400

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014	5,000	3,750

International Paper Co. sr. unsec. notes 9 3/8s, 2019	6,000	6,735

International Paper Co. sr. unsec.
unsub. notes 7 1/2s, 2021	20,000	20,266

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012	3,000	1,883

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014	5,000	3,250

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	10,000	10,300

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014	5,000	5,281

Nalco Co. 144A sr. notes 8 1/4s, 2017	3,000	3,135

NewPage Holding Corp. sr. unsec. unsub. notes FRN
8.579s, 2013 ‡‡	1,631	302

Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)	5,000	2,925

Novelis, Inc. company guaranty 7 1/4s, 2015	5,000	4,050

Packaging Corp. of America unsec.
unsub. notes 5 3/4s, 2013	165,000	168,584

Potash Corp. of Saskatchewan, Inc. sr. unsec.
notes 6 1/2s, 2019 (Canada)	8,000	8,860

Potash Corp. of Saskatchewan, Inc. sr. unsec.
notes 5 1/4s, 2014 (Canada)	2,000	2,133

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	115,000	107,238

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016	5,000	4,913

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	8,000	9,110

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	9,000	9,945

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Basic materials cont.
Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	$8,000	$8,640

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sub. notes Ser. B, 9 1/8s, 2014	10,000	6,525

		683,401
Capital goods (0.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	25,000	23,875

Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011	5,000	5,163

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	5,000	5,201

Boeing Co. (The) sr. unsec. unsub. notes 5 7/8s, 2040	5,000	5,229

Eaton Corp. notes 5.6s, 2018	10,000	10,417

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	5,000	4,800

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12 1/4s, 2015	5,000	4,600

Titan International, Inc. company guaranty 8s, 2012	5,000	4,813

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	20,000	22,488

		86,586
Communication services (4.9%)
American Tower Corp. sr. unsec. notes 7s, 2017	5,000	4,906

American Tower Corp. 144A sr. unsec. notes 7 1/4s, 2019	5,000	4,913

AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011	20,000	21,697

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	25,000	26,249

Cablevision Systems Corp. sr. unsec. notes Ser. B, 8s, 2012	35,000	35,788

CCH I, LLC sec. notes 11s, 2015 (In default) †	10,000	1,400

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †	5,000	5,556

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s,
2010 (In default) †	55,000	61,119

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013 (In default) †	5,000	5,050

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	10,000	11,954

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	15,000	16,977

Cox Communications, Inc. unsec. sr. notes 4 5/8s, 2010	100,000	101,112

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	45,000	55,781

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	5,000	4,713

Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)	35,000	36,313

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	40,000	41,600

iPCS, Inc. company guaranty sr. notes FRN 2.608s, 2013	5,000	4,100

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	35,000	28,875

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	5,000	3,900

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	35,000	34,344

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	5,000	4,313

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Communication services cont.
Qwest Communications International, Inc. company
guaranty Ser. B, 7 1/2s, 2014	$100,000	$96,500

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	5,000	5,662

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	15,000	16,543

Telecom Italia Capital SA company
guaranty sr. unsec. notes 7.175s, 2019 (Italy)	5,000	5,566

Telefonica Emisones SAU company guaranty sr. unsec.
notes 4.949s, 2015 (Spain)	25,000	26,559

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	10,000	11,345

Time Warner Cable, Inc. company guaranty sr. unsec.
6 3/4s, 2018	5,000	5,524

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	5,000	5,347

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	5,000	5,088

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	7,000	8,407

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	13,000	16,436

Verizon Wireless, Inc. 144A notes 5.55s, 2014	50,000	54,069

West Corp. company guaranty 9 1/2s, 2014	25,000	23,063

Windstream Corp. company guaranty 8 5/8s, 2016	5,000	5,019

Windstream Corp. company guaranty 8 1/8s, 2013	5,000	5,000

		800,788
Conglomerates (—%)
Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019	5,000	6,024

		6,024
Consumer cyclicals (9.6%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	5,000	4,800

Affinion Group, Inc. company guaranty 10 1/8s, 2013	5,000	4,969

AMC Entertainment, Inc. company guaranty 11s, 2016	5,000	5,175

American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	2,934	1,658

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡	281	159

Aramark Corp. company guaranty 8 1/2s, 2015	5,000	4,850

Aramark Corp. company guaranty sr. unsec. notes FRN
3.983s, 2015	100,000	85,250

ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	1,710

Associated Materials, Inc. company guaranty 9 3/4s, 2012	25,000	22,375

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	5,000	3,088

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	10,000	8,325

CanWest Media, Inc. company guaranty 8s, 2012
(Canada) (In default) †	12,000	6,510

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	10,000	8,363

Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010	5,000	3,750

CORPORATESTOCKSBONDS(XX.ANDX%)*NOTES. (40.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014	$5,000	$1,675

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	8,000	7,900

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN, 5 3/4s,
2011 (Germany)	35,000	36,700

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015	40,000	40,500

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	35,044

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	45,000	45,731

Fleetwood Enterprises, Inc. company
guaranty sr. sec. sub. notes 14s,
2011 (In default) F †	97,000	58,200

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	25,000	24,750

Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	1,000	1,015

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	5,000	5,338

Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 4.593s, 2014	5,000	4,288

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144, 10s, 2018	52,000	36,400

Hertz Corp. company guaranty 8 7/8s, 2014	110,000	105,325

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	10,000	9,300

Host Marriott LP sr. notes Ser. M, 7s, 2012 R	115,000	113,275

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	6,000	5,220

KB Home company guaranty 6 3/8s, 2011	11,000	10,890

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	20,000	20,450

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	5,000	5,000

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	30,000	30,675

Liberty Media Corp. debs. 8 1/4s, 2030	5,000	3,800

Limited Brands, Inc. sr. unsec. notes 6 1/8s, 2012	40,000	39,100

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	5,000	4,982

Masco Corp. sr. unsec. notes 5.85s, 2017	100,000	88,496

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	20,000	4,700

Meritage Homes Corp. company guaranty 6 1/4s, 2015	90,000	77,400

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	56,000	54,320

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	5,000	4,300

Michaels Stores, Inc. company guaranty 10s, 2014	25,000	23,875

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	15,674	11,677

News America, Inc. 144A company guaranty notes 6.9s, 2019	25,000	28,051

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††	30,000	21,000

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Pearson Dollar Finance Two PLC 144A company
guaranty sr. notes 6 1/4s, 2018 (United Kingdom)	$200,000	$207,413

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	30,000	30,000

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	5,000	1,581

Station Casinos, Inc. sr. sub. notes 6 7/8s,
2016 (In default) †	15,000	525

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec.
notes 10s, 2013	5,000	4,650

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	15,000	7,050

Time Warner, Inc. company guaranty sr. unsec.
notes FRN 0.684s, 2009	45,000	45,005

Time Warner, Inc. debs. 9 1/8s, 2013	15,000	17,470

Travelport LLC company guaranty 9 7/8s, 2014	35,000	29,663

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †	15,000	1,500

United Auto Group, Inc. company guaranty 7 3/4s, 2016	5,000	4,400

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	3,732	19

Viacom, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	70,000	72,650

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	25,000	22,625

		1,564,910
Consumer staples (3.4%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019 (Australia)	10,000	12,069

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	10,000	11,581

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	10,000	12,688

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s, 2014	5,000	4,025

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	5,000	4,719

Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s,
2015 (In default) † ‡‡	11,518	4,550

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	5,000	4,838

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	20,000	19,350

CVS Caremark, Corp. notes 6.6s, 2019	35,000	39,484

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	35,000	35,744

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	20,000	21,807

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	5,000	5,700

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	5,000	4,600

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	5,000	5,319

Jarden Corp. company guaranty 7 1/2s, 2017	30,000	28,875

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Consumer staples cont.
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	$40,000	$42,307

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	5,000	4,788

Reynolds American, Inc. company guaranty 7 1/4s, 2013	10,000	10,660

Rite Aid Corp. company guaranty 9 1/2s, 2017	15,000	10,800

Rite Aid Corp. sec. notes 7 1/2s, 2017	5,000	4,175

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	15,000	16,314

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	5,000	4,925

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	120,000	133,800

United Rentals North America, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2012	5,000	4,800

Universal Corp. notes Ser. MTNC, 5.2s, 2013	100,000	97,105

		545,023
Energy (3.2%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	10,000	10,739

Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	6,000	4,020

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	5,000	3,350

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	15,000	13,238

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	35,000	34,300

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	15,000	10,350

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	5,000	4,925

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	15,000	10,575

ConocoPhillips notes 6 1/2s, 2039	20,000	23,125

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	5,000	4,875

Encore Acquisition Co. sr. sub. notes 6s, 2015	15,000	12,900

EOG Resources, Inc. notes 6 7/8s, 2018	15,000	17,507

Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	10,000	9,850

Forest Oil Corp. sr. notes 8s, 2011	5,000	5,088

Halliburton Co. sr. unsec. notes 7.45s, 2039	10,000	12,196

Harvest Operations Corp. sr. notes 7 7/8s, 2011	5,000	4,625

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	40,000	37,600

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	5,000	4,575

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	5,000	5,381

Kerr-McGee Corp. sec. notes 6.95s, 2024	10,000	10,327

Massey Energy Co. company guaranty sr. unsec.
notes 6 7/8s, 2013	100,000	94,000

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	5,000	4,825

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	5,000	5,225

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	5,000	3,250

Peabody Energy Corp. company guaranty 7 3/8s, 2016	35,000	35,000

Petro-Canada sr. unsec. unsub. notes 6.05s, 2018 (Canada)	5,000	5,180

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	10,000	10,150

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Energy cont.
Plains Exploration & Production Co. company
guaranty 7s, 2017	$25,000	$23,000

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	5,000	5,050

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	5,000	4,925

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015 (In default) †	5,000	1,850

Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	5,000	4,525

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 7/8s, 2039
(Switzerland)	20,000	25,964

Williams Cos., Inc. (The) notes 8 3/4s, 2032	15,000	16,874

Williams Cos., Inc. (The) notes 7 3/4s, 2031	5,000	5,087

Williams Cos., Inc. (The) sr. unsec. notes 8 3/4s, 2020	10,000	11,352

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	5,000	5,423

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	10,000	10,966

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	5,000	5,157

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	5,000	5,504

		522,853
Financials (6.0%)
Aflac, Inc. sr. notes 8 1/2s, 2019	5,000	5,809

American Express Co. sr. unsec. notes 8 1/8s, 2019	45,000	50,361

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	5,000	5,152

BankAmerica Capital III bank guaranty jr. unsec. FRN
Ser. *, 1.079s, 2027	20,000	10,345

Barclays Bank PLC 144A sub. notes 10.179s, 2021	32,000	39,615

Bear Stearns Cos., Inc. (The) notes 5.7s, 2014	20,000	21,464

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	40,000	45,615

Chubb Corp. (The) sr. notes 6 1/2s, 2038	5,000	5,693

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	30,000	28,301

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	30,000	30,385

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.604s, 2010	15,000	14,699

CNA Financial Corp. unsec. notes 6 1/2s, 2016	135,000	121,606

CNA Financial Corp. unsec. notes 6s, 2011	5,000	4,996

Duke Realty LP sr. unsec. notes 6 1/4s, 2013	5,000	4,940

Fleet Capital Trust V bank guaranty FRN 1.613s, 2028	20,000	11,275

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 0.661s, 2016	5,000	4,215

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	35,000	34,709

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	8,000	7,940

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	3,000	2,693

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	3,000	2,610

CORPORATE BONDS AND NOTES (40.8%)* cont.		Principal amount	Value

Financials cont.
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		$9,000	$8,303

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014		1,000	820

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012		6,000	5,280

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.868s, 2014		1,000	770

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		10,000	11,497

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017		5,000	4,560

HRPT Properties Trust bonds 5 3/4s, 2014 R		100,000	94,858

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		15,000	12,600

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		5,000	4,588

Liberty Mutual Group 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058		25,000	22,223

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039		10,000	11,222

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
0.704s, 2011		5,000	4,861

MetLife, Inc. sr. unsec. 6 3/4s, 2016		10,000	10,939

MetLife, Inc. sr. unsec. notes Ser. A, 6.817s, 2018		10,000	11,048

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		20,000	19,893

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R		11,000	11,717

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010		10,000	9,567

UBS AG/ Jersey Branch 144A sr. unsec.
notes Ser. CMCI, zero % (Indexed to the UBS
Bloomberg CMCI) (United Kingdom)		283,000	216,504

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		10,000	10,546

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		15,000	15,937

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE,
0.818s, 2012		20,000	19,439

Wells Fargo Capital XV jr. sub. unsec. company
guaranty FRN 9 3/4s, 2049		10,000	10,100

			969,695
Government (0.2%)
Norddeutsche Landesbank Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	24,000	36,189

			36,189
Health care (2.2%)
Aetna, Inc. sr. unsec 6 1/2s, 2018		$10,000	10,621

Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		35,000	36,750

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		5,000	5,019

DaVita, Inc. company guaranty 6 5/8s, 2013		5,000	4,850

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037		5,000	5,542

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019		3,000	3,479

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014		7,000	7,689

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Health care cont.
GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	$20,000	$21,820

HCA, Inc. sr. sec. notes 9 1/4s, 2016	25,000	25,313

HCA, Inc. sr. sec. notes 9 1/8s, 2014	5,000	5,050

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	2,000	1,855

Healthsouth Corp. company guaranty 10 3/4s, 2016	5,000	5,288

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	30,000	29,325

Merck & Co., Inc. sr. unsec. unsub. notes 5.85s, 2039	3,000	3,302

Merck & Co., Inc. sr. unsec. unsub. notes 5s, 2019	2,000	2,119

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019	15,000	15,839

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	5,000	4,675

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	5,000	4,625

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	15,000	18,832

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	5,000	5,669

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	5,000	4,700

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	10,000	12,446

Select Medical Corp. company guaranty 7 5/8s, 2015	5,000	4,550

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	25,000	23,500

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	5,000	4,750

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	5,000	4,925

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	5,000	3,700

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	5,240	3,878

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	5,000	5,125

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	10,000	9,061

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.904s, 2012 ‡‡	5,000	4,275

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	35,000	34,388

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	5,000	4,700

WellPoint, Inc. notes 7s, 2019	10,000	11,083

		348,743
Technology (1.7%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	8,000	6,640

Arrow Electronics, Inc. unsec. notes 9.15s, 2010	60,000	61,804

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	5,000	4,963

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	5,000	4,250

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	5,000	4,500

Computer Sciences Corp. sr. unsec. unsub. notes 5s, 2013	30,000	31,072

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	35,000	23,625

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	10,000	9,663

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Technology cont.
Lexmark International Inc, sr. unsec. notes 5.9s, 2013	$15,000	$14,899

Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016	5,000	4,493

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	4,000	3,960

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	45,000	44,550

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	5,000	4,900

Xerox Corp. sr. notes 8 1/4s, 2014	9,000	10,184

Xerox Corp. sr. unsec. notes 6.35s, 2018	45,000	46,047

		275,550
Transportation (0.3%)
Burlington Northern Santa Fe Corp. sr. unsec.
notes 5 3/4s, 2018	5,000	5,362

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	5,000	4,700

Southwest Airlines Co. sr. unsec.
unsub. notes 6 1/2s, 2012	25,000	26,276

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020	10,000	11,034

		47,372
Utilities and power (4.6%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	5,000	4,788

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	7,000	7,140

Ameren Corp. sr. unsec. notes 8 7/8s, 2014 (Mexico)	7,000	7,628

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	10,000	12,201

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	100,000	102,070

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	10,000	10,765

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	15,000	16,158

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	10,000	10,952

Dynegy Holdings, Inc. sr. unsec. 7 1/2s, 2015	100,000	81,000

Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	5,000	4,050

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	5,000	4,425

Edison Mission Energy sr. unsec. notes 7.2s, 2019	15,000	10,875

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	4,452

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	10,000	11,963

Electricite de France 144A notes 6.95s, 2039 (France)	25,000	30,531

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	110,000	117,699

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	5,000	4,850

Mirant North America, LLC company guaranty 7 3/8s, 2013	25,000	24,000

Nevada Power Co. notes 6 1/2s, 2018	25,000	27,198

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	5,000	5,856

NRG Energy, Inc. company guaranty 7 3/8s, 2017	5,000	4,763

NRG Energy, Inc. sr. notes 7 3/8s, 2016	35,000	33,469

Oncor Electric Delivery Co. sec. bonds 5.95s, 2013	20,000	21,626

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	5,000	6,282

PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	5,000	5,270

CORPORATE BONDS AND NOTES (40.8%)* cont.	Principal amount	Value

Utilities and power cont.
Public Service Co. of Colorado 1st mtge. sec. bond
5.8s, 2018	$5,000	$5,530

Public Service Co. of Colorado 1st mtge. sec.
bonds 5 1/8s, 2019	5,000	5,284

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	15,000	16,042

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	10,000	10,579

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	15,000	15,706

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. A, 10 1/4s, 2015
(United Kingdom)	10,000	6,625

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015
(United Kingdom)	100,000	66,250

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	20,000	23,110

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	5,000	5,591

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	15,000	18,605

		743,333
Total corporate bonds and notes (cost $6,776,987)		$6,630,467

COMMON STOCKS (30.7%)*	Shares	Value
Banking (1.1%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	382	$6,810

Banco Latinoamericano de Exportaciones SA Class E (Panama)	301	4,277

Bank of Hawaii Corp.	28	1,105

Bank of New York Mellon Corp. (The)	149	4,412

Bank of the Ozarks, Inc.	94	2,344

BB&T Corp.	68	1,900

Commerzbank AG (Germany) †	134	1,242

Commonwealth Bank of Australia (Australia)	154	5,971

Credit Agricole SA (France)	214	3,968

DBS Group Holdings, Ltd. (Singapore)	500	4,387

DnB NOR ASA (Norway) †	977	10,027

First Bancorp	78	1,368

First Financial Holdings, Inc.	89	1,597

Flushing Financial Corp.	183	2,406

Hudson City Bancorp, Inc.	87	1,141

Hypo Real Estate Holding (Germany) †	18	36

International Bancshares Corp.	137	2,115

JPMorgan Chase & Co.	986	42,852

KBC Groupe SA (Belgium) †	52	1,954

Lloyds Banking Group PLC (United Kingdom) †	1,077	1,945

Nordea AB (Sweden)	997	10,473

Northern Trust Corp.	45	2,631

Oriental Financial Group (Puerto Rico)	179	2,424

COMMON STOCKS (30.7%)* cont.	Shares	Value

Banking cont.
PNC Financial Services Group, Inc.	59	$2,513

Sierra Bancorp	85	1,086

Smithtown Bancorp, Inc.	84	1,137

Societe Generale (France)	60	4,859

State Street Corp.	204	10,706

Suffolk Bancorp	87	2,519

U.S. Bancorp	654	14,793

Wells Fargo & Co.	1,014	27,905

Wilshire Bancorp, Inc.	134	1,110

WSFS Financial Corp.	43	1,192

		185,205
Basic materials (1.4%)
AK Steel Holding Corp.	307	6,238

Amcor, Ltd.	1,611	7,835

Ampco-Pittsburgh Corp.	91	2,173

Andersons, Inc. (The) (United Kingdom)	97	3,191

ArcelorMittal (Luxembourg)	329	11,860

Archer Daniels Midland Co.	389	11,215

Ashland, Inc.	269	9,867

Aurizon Mines, Ltd. (Canada) †	564	2,482

Balfour Beatty PLC (United Kingdom)	968	5,246

BHP Billiton, Ltd. (Australia)	746	23,140

Bway Holding Co. †	66	1,023

Celanese Corp. Ser. A	246	6,266

Century Aluminum Co. †	174	1,780

CF Industries Holdings, Inc.	288	23,518

Cliffs Natural Resources, Inc.	97	2,455

Coeur d’Alene Mines Corp. †	66	999

Dow Chemical Co. (The)	269	5,727

Eastman Chemical Co.	73	3,808

Fletcher Building, Ltd. (New Zealand)	1,880	10,118

FMC Corp.	157	7,489

Hawkins, Inc.	92	1,955

Hochtief AG (Germany)	20	1,482

Horsehead Holding Corp. †	300	3,360

Innophos Holdings, Inc.	170	3,245

Innospec, Inc.	113	1,546

KapStone Paper and Packaging Corp. †	280	1,924

Kobe Steel, Ltd. (Japan)	1,000	1,850

Koppers Holdings, Inc.	125	3,413

MeadWestvaco Corp.	141	3,095

Mitsubishi Chemical Holdings Corp. (Japan)	500	2,275

Monsanto Co.	112	9,395

Mosaic Co. (The)	47	2,278

Nucor Corp.	77	3,430

OM Group, Inc. †	96	2,612

OZ Minerals, Ltd. (Australia)	881	787

COMMON STOCKS (30.7%)* cont.	Shares	Value

Basic materials cont.
Plum Creek Timber Company, Inc. R	61	$1,848

Rayonier, Inc.	79	3,393

Schnitzer Steel Industries, Inc. Class A	76	4,105

Sealed Air Corp.	220	4,160

Silver Wheaton Corp. (Canada) †	149	1,544

Southern Copper Corp. (Peru)	85	2,402

Terra Industries, Inc.	346	10,764

Thompson Creek Metals Co., Inc. (Canada) †	348	4,002

W.R. Grace & Co. †	418	6,993

		228,288
Capital goods (1.5%)
AEP Industries, Inc. †	33	1,264

AGCO Corp. †	244	7,623

Alstom SA (France)	32	2,255

Altra Holdings, Inc. †	282	2,707

Andritz AG (Austria)	44	2,005

ATC Technology Corp. †	122	2,552

BAE Systems PLC (United Kingdom)	510	2,575

Bekaert SA (Belgium)	59	7,857

Boeing Co. (The)	109	5,414

Chart Industries, Inc. †	284	5,299

Columbus McKinnon Corp. †	116	1,427

Crown Holdings, Inc. †	186	4,618

Cummins, Inc.	52	2,357

Deere (John) & Co.	46	2,006

DynCorp International, Inc. Class A †	198	3,402

EMCOR Group, Inc. †	176	4,078

Emerson Electric Co.	227	8,369

EnPro Industries, Inc. †	60	1,291

Flowserve Corp.	75	6,469

Fluor Corp.	99	5,237

Foster Wheeler AG †	255	7,382

Fuel Systems Solutions, Inc. †	86	2,883

Gardner Denver, Inc. †	87	2,825

General Cable Corp. †	104	3,669

General Dynamics Corp.	71	4,202

GrafTech International, Ltd. †	113	1,608

Harbin Electric, Inc. (China) †	167	2,072

Haynes International, Inc. †	35	949

John Bean Technologies Corp.	109	1,819

Joy Global, Inc.	292	11,344

L-3 Communications Holdings, Inc.	135	10,044

Lockheed Martin Corp.	165	12,372

LSB Industries, Inc. †	191	2,949

Mitsubishi Electric Corp. (Japan)	2,000	14,887

Mueller Industries, Inc.	124	3,000

Northrop Grumman Corp.	212	10,348

COMMON STOCKS (30.7%)* cont.	Shares	Value

Capital goods cont.
Owens-Illinois, Inc. †	157	$5,329

Pactiv Corp. †	187	4,647

Parker-Hannifin Corp.	34	1,654

Pitney Bowes, Inc.	214	4,783

Powell Industries, Inc. †	81	3,063

Prysmian SpA (Italy)	400	7,492

Raytheon Co.	320	15,098

Silgan Holdings, Inc.	32	1,556

Steelcase, Inc.	345	2,156

Thomas & Betts Corp. †	81	2,243

Timken Co.	101	2,132

Tomkins PLC (United Kingdom)	1,471	4,238

United Technologies Corp.	248	14,721

USEC, Inc. †	204	928

VSE Corp.	53	1,818

WESCO International, Inc. †	126	3,028

		246,044
Communication services (1.2%)
ADTRAN, Inc.	73	1,660

AT&T, Inc.	1,458	37,981

Atlantic Tele-Network, Inc.	46	2,199

Belgacom SA (Belgium)	283	10,611

BT Group PLC (United Kingdom)	1,883	4,263

Cincinnati Bell, Inc. †	778	2,591

Comcast Corp. Class A	680	10,418

DIRECTV Group, Inc. (The) †	310	7,676

DISH Network Corp. Class A †	430	7,013

Earthlink, Inc. †	283	2,355

EchoStar Corp. Class A †	160	2,968

France Telecom SA (France)	179	4,561

j2 Global Communications, Inc. †	71	1,517

KDDI Corp. (Japan)	2	11,380

Koninklijke (Royal) KPN NV (Netherlands)	656	10,083

Leap Wireless International, Inc. †	83	1,369

Liberty Global, Inc. Class A †	413	9,041

NeuStar, Inc. Class A †	179	4,149

NII Holdings, Inc. †	286	6,781

Novatel Wireless, Inc. †	130	1,255

Premiere Global Services, Inc. †	138	1,292

Qwest Communications International, Inc.	1,657	5,949

Sprint Nextel Corp. †	1,902	6,961

Telecom Corp. of New Zealand, Ltd. (New Zealand)	3,453	6,502

Telecom Italia SpA RNC (Italy)	3,900	4,420

Time Warner Cable, Inc.	138	5,095

USA Mobility, Inc. †	246	3,132

COMMON STOCKS (30.7%)* cont.	Shares	Value

Communication services cont.
Verizon Communications, Inc.	499	$15,489

Windstream Corp.	404	3,462

		192,173
Conglomerates (0.4%)
3M Co.	166	11,969

General Electric Co.	2,844	39,532

Siemens AG (Germany)	82	7,107

SPX Corp.	59	3,285

		61,893
Consumer cyclicals (2.2%)
Adecco SA (Switzerland)	36	1,730

Advance Auto Parts, Inc.	109	4,611

Aeropostale, Inc. †	41	1,605

Alliance Data Systems Corp. †	159	8,834

Amazon.com, Inc. †	39	3,166

American Media, Inc. 144A F	54	—

AutoZone, Inc. †	23	3,387

Bally Technologies, Inc. †	48	1,941

Best Buy Co., Inc.	122	4,426

Big Lots, Inc. †	78	1,983

Buckle, Inc. (The)	169	4,470

Carter’s, Inc. †	67	1,686

Cash America International, Inc.	59	1,654

Coach, Inc.	171	4,838

Davis Service Group PLC (United Kingdom)	1,190	7,549

De La Rue PLC (United Kingdom)	271	3,828

Deckers Outdoor Corp. †	47	3,210

Deluxe Corp.	147	2,456

Dolby Laboratories, Inc. Class A †	108	4,213

Dollar Thrifty Automotive Group †	107	2,123

Dollar Tree, Inc. †	79	3,945

Dress Barn, Inc. †	245	3,976

Electrolux AB Class B (Sweden) †	515	10,718

Emergency Medical Services Corp. Class A †	39	1,769

Equifax, Inc.	111	3,068

EZCORP, Inc. Class A †	465	6,217

Fleetwood Enterprises, Inc. †	5,575	30

Foot Locker, Inc.	399	4,253

Ford Motor Co. †	779	5,920

Gannett Co., Inc.	511	4,415

Gap, Inc. (The)	535	10,513

Geberit International AG (Switzerland)	14	2,158

Goodyear Tire & Rubber Co. (The) †	236	3,892

Gymboree Corp. (The) †	49	2,195

Hasbro, Inc.	234	6,643

Home Depot, Inc. (The)	180	4,912

Jos. A. Bank Clothiers, Inc. †	46	2,024

Kesa Electricals PLC (United Kingdom)	1,321	3,024

COMMON STOCKS (30.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Limited Brands, Inc.	376	$5,610

Lodgenet Entertainment Corp. †	281	1,961

Lowe’s Cos., Inc.	218	4,687

Macy’s, Inc.	429	6,658

Maidenform Brands, Inc. †	103	1,662

Manpower, Inc.	71	3,671

Marks & Spencer Group PLC (United Kingdom)	456	2,507

Mediaset SpA (Italy)	997	6,582

Navistar International Corp. †	168	7,264

Next PLC (United Kingdom)	212	5,617

OfficeMax, Inc.	258	2,918

Phillips-Van Heusen Corp.	139	5,251

PRG-Schultz International, Inc. †	96	496

QC Holdings, Inc.	168	1,032

RadioShack Corp.	277	4,191

Rent-A-Center, Inc. †	115	2,269

Ross Stores, Inc.	116	5,410

School Specialty, Inc. †	72	1,641

Singapore Airport Terminal Services, Ltd. (Singapore)	686	1,176

Sotheby’s Holdings, Inc. Class A	251	3,981

Steiner Leisure, Ltd. (Bahamas) †	55	1,827

Steven Madden, Ltd. †	80	2,578

Swire Pacific, Ltd. (Hong Kong)	1,000	10,432

Tempur-Pedic International, Inc.	148	2,190

Time Warner, Inc.	549	15,323

TJX Cos., Inc. (The)	182	6,543

Toro Co. (The)	141	5,348

Toyota Motor Corp. (Japan)	100	4,292

Tractor Supply Co. †	29	1,365

True Religion Apparel, Inc. †	71	1,607

URS Corp. †	48	2,075

Valeo SA (France) †	293	7,486

ValueClick, Inc. †	125	1,281

Vertis Holdings, Inc. F †	179	—

Visa, Inc. Class A	135	9,599

Volkswagen AG (preference) (Germany)	86	8,068

Wal-Mart Stores, Inc.	601	30,573

Walt Disney Co. (The)	293	7,630

Warnaco Group, Inc. (The) †	44	1,674

Watson Wyatt Worldwide, Inc. Class A	47	2,054

Whirlpool Corp.	65	4,174

William Hill PLC (United Kingdom)	159	477

World Fuel Services Corp.	38	1,708

Wright Express Corp. †	41	1,292

Wyndham Worldwide Corp.	211	3,197

		354,759

COMMON STOCKS (30.7%)* cont.	Shares	Value

Consumer finance (—%)
Dollar Financial Corp. †	76	$1,325

Nelnet, Inc. Class A †	146	2,155

World Acceptance Corp. †	115	2,993

		6,473
Consumer staples (2.2%)
AFC Enterprises †	500	4,150

Altria Group, Inc.	778	14,222

American Italian Pasta Co. Class A †	63	1,906

Anheuser-Busch InBev NV (Belgium)	227	9,800

Apollo Group, Inc. Class A †	108	7,001

Autogrill SpA (Italy) †	273	3,085

Bare Escentuals, Inc. †	110	1,021

Beacon Roofing Supply, Inc. †	128	2,153

BJ’s Wholesale Club, Inc. †	179	5,835

Brink’s Co. (The)	130	3,426

Brinker International, Inc.	254	3,698

British American Tobacco (BAT) PLC (United Kingdom)	206	6,258

Bunge, Ltd.	132	8,845

Cal-Maine Foods, Inc.	56	1,599

CEC Entertainment, Inc. †	114	3,050

Cheesecake Factory, Inc. (The) †	74	1,359

Clorox Co.	42	2,482

Coca-Cola Co. (The)	275	13,412

Coca-Cola Enterprises, Inc.	351	7,094

Colgate-Palmolive Co.	111	8,070

Constellation Brands, Inc. Class A †	282	4,171

Core-Mark Holding Co., Inc. †	49	1,407

CVS Caremark Corp.	222	8,329

Dean Foods Co. †	298	5,406

Domino’s Pizza, Inc. †	320	2,589

Fresh Del Monte Produce, Inc. (Cayman Islands) †	78	1,786

General Mills, Inc.	217	12,961

Heineken NV (Netherlands)	152	6,416

Herbalife, Ltd. (Cayman Islands)	222	6,722

Jeronimo Martins, SGPS, SA (Portugal)	2,645	20,649

Kellogg Co.	69	3,249

Kimberly-Clark Corp.	176	10,641

Kraft Foods, Inc. Class A	301	8,533

Kroger Co.	493	10,644

Lincoln Educational Services Corp. †	192	4,259

McDonald’s Corp.	241	13,554

MWI Veterinary Supply, Inc. †	50	1,861

Nash Finch Co.	60	1,628

Newell Rubbermaid, Inc.	256	3,564

Nichirei Corp. (Japan)	2,000	7,744

PepsiCo, Inc.	307	17,398

Philip Morris International, Inc.	460	21,027

COMMON STOCKS (30.7%)* cont.	Shares	Value

Consumer staples cont.
Prestige Brands Holdings, Inc. †	288	$2,134

Procter & Gamble Co. (The)	653	35,334

Reynolds American, Inc.	47	2,148

Safeway, Inc.	250	4,763

Sally Beauty Holdings, Inc. †	314	2,233

Sara Lee Corp.	542	5,252

Spartan Stores, Inc.	174	2,309

Travis Perkins PLC (United Kingdom)	100	1,302

Yum! Brands, Inc.	403	13,803

		352,282
Energy (2.3%)
Alpha Natural Resources, Inc. †	179	5,783

Apache Corp.	162	13,762

Basic Energy Services, Inc. †	94	637

Bolt Technology Corp. †	105	1,240

Boots & Coots International Control, Inc. †	1,415	2,151

Cameron International Corp. †	156	5,571

Chevron Corp.	625	43,713

ConocoPhillips	449	20,218

Contango Oil & Gas Co. †	39	1,753

Devon Energy Corp.	33	2,026

Diamond Offshore Drilling, Inc.	59	5,276

Dresser-Rand Group, Inc. †	223	6,623

ENI SpA (Italy)	94	2,230

ENSCO International, Inc.	167	6,162

Exxon Mobil Corp.	971	67,145

First Solar, Inc. †	33	4,012

GT Solar International, Inc. †	203	1,041

GulfMark Offshore, Inc. †	41	1,223

Halliburton Co.	250	5,928

Hess Corp.	210	10,624

Hornbeck Offshore Services, Inc. †	146	3,221

International Coal Group, Inc. †	322	979

ION Geophysical Corp. †	894	2,280

Key Energy Services, Inc. †	259	1,852

Marathon Oil Corp.	472	14,571

Murphy Oil Corp.	128	7,296

National-Oilwell Varco, Inc. †	202	7,343

Noble Corp.	207	7,251

Occidental Petroleum Corp.	240	17,544

Oil States International, Inc. †	46	1,356

Patterson-UTI Energy, Inc.	206	2,738

Petroleum Development Corp. †	171	2,341

Rosetta Resources, Inc. †	155	1,831

Rowan Cos., Inc.	201	4,163

Royal Dutch Shell PLC Class A (United Kingdom)	684	18,920

Royal Dutch Shell PLC Class B (United Kingdom)	605	16,434

Santos, Ltd. (Australia)	165	2,197

COMMON STOCKS (30.7%)* cont.	Shares	Value

Energy cont.
Schlumberger, Ltd.	121	$6,800

StatoilHydro ASA (Norway)	648	14,179

Sunoco, Inc.	190	5,111

Swift Energy Co. †	66	1,344

T-3 Energy Services, Inc. †	101	1,776

Tidewater, Inc.	171	7,382

Unit Corp. †	68	2,544

Vaalco Energy, Inc. †	244	1,152

Walter Industries, Inc.	49	2,544

Williams Cos., Inc. (The)	363	5,968

		368,235
Financial (0.1%)
Deutsche Bank AG (Germany)	83	5,652

Intercontinental Exchange, Inc. †	42	3,940

		9,592
Financials (0.6%)
Aflac, Inc.	111	4,509

American Express Co.	90	3,044

Bank of America Corp.	1,447	25,453

Chubb Corp. (The)	133	6,569

Goldman Sachs Group, Inc. (The)	191	31,603

HRPT Properties Trust R	3,849	24,942

MetLife, Inc.	135	5,098

Prudential Financial, Inc.	63	3,187

		104,405
Health care (2.8%)
Abbott Laboratories	339	15,333

Aetna, Inc.	207	5,900

Alliance Imaging, Inc. †	360	1,991

Amedisys, Inc. †	86	3,830

American Dental Partners, Inc. †	88	1,137

American Medical Systems Holdings, Inc. †	120	1,829

AmerisourceBergen Corp.	243	5,178

Amgen, Inc. †	407	24,314

AmSurg Corp. †	60	1,218

AstraZeneca PLC (United Kingdom)	398	18,322

athenahealth, Inc. †	98	3,943

Baxter International, Inc.	136	7,741

Biogen Idec, Inc. †	88	4,418

Bristol-Myers Squibb Co.	767	16,974

Cantel Medical Corp. †	173	2,325

Centene Corp. †	102	1,766

Cephalon, Inc. †	98	5,579

Community Health Systems, Inc. †	160	4,923

Cubist Pharmaceuticals, Inc. †	109	2,254

Eli Lilly & Co.	626	20,946

Emergent Biosolutions, Inc. †	96	1,779

Endo Pharmaceuticals Holdings, Inc. †	156	3,521

Enzon Pharmaceuticals, Inc. †	171	1,226

COMMON STOCKS (30.7%)* cont.	Shares	Value

Health care cont.
Epix Medical, Inc. Contingent Value (acquired 5/6/09, cost $—) F ‡	120	$—

Express Scripts, Inc. †	127	9,172

Forest Laboratories, Inc. †	278	8,137

Gen-Probe, Inc. †	145	5,590

Gentiva Health Services, Inc. †	86	1,896

Genzyme Corp. †	140	7,799

Gilead Sciences, Inc. †	280	12,617

Harvard Bioscience, Inc. †	281	950

Health Management Associates, Inc. Class A †	1,016	7,021

HealthSpring, Inc. †	239	3,162

Hospira, Inc. †	126	4,925

Humana, Inc. †	139	4,962

Invacare Corp.	109	2,361

Inverness Medical Innovations, Inc. †	50	1,780

Johnson & Johnson	621	37,533

Kinetic Concepts, Inc. †	242	7,732

LHC Group, Inc. †	72	1,760

Lincare Holdings, Inc. †	276	7,284

Magellan Health Services, Inc. †	109	3,498

Martek Biosciences Corp. †	47	1,154

Maxygen, Inc. †	450	3,186

McKesson Corp.	108	6,141

Medco Health Solutions, Inc. †	188	10,381

Medicis Pharmaceutical Corp. Class A	101	1,865

Medivation, Inc. †	73	1,848

Medtronic, Inc.	68	2,604

Mylan, Inc. †	606	8,890

Myriad Genetics, Inc. †	41	1,253

Obagi Medical Products, Inc. †	178	1,691

Omega Healthcare Investors, Inc. R	1,069	18,077

Omnicare, Inc.	161	3,685

Onyx Pharmaceuticals, Inc. †	38	1,219

OSI Pharmaceuticals, Inc. †	59	1,972

Osiris Therapeutics, Inc. †	87	1,272

Par Pharmaceutical Cos., Inc. †	275	5,624

Perrigo Co.	46	1,358

Pfizer, Inc.	2,025	33,818

Quality Systems, Inc.	58	3,123

Questcor Pharmaceuticals, Inc. †	282	1,638

Santarus, Inc. †	650	2,067

Schering-Plough Corp.	352	9,919

Sepracor, Inc. †	379	6,879

Steris Corp.	175	5,079

Takeda Pharmaceutical Co., Ltd. (Japan)	300	12,101

Techne Corp.	29	1,788

United Therapeutics Corp. †	19	1,739

COMMON STOCKS (30.7%)* cont.	Shares	Value

Health care cont.
UnitedHealth Group, Inc.	479	$13,412

Valeant Pharmaceuticals International †	64	1,657

WellCare Health Plans, Inc. †	88	2,136

WellPoint, Inc. †	92	4,862

Young Innovations, Inc.	86	2,019

		459,083
Insurance (0.6%)
Allianz SE (Germany)	76	8,784

Allied World Assurance Company Holdings, Ltd.
(Bermuda)	51	2,363

American Equity Investment Life Holding Co.	374	3,018

American Financial Group, Inc.	409	10,491

American Safety Insurance Holdings, Ltd. (Bermuda) †	67	1,028

Amerisafe, Inc. †	186	3,177

AON Corp.	194	8,101

Arch Capital Group, Ltd. †	98	6,367

Aspen Insurance Holdings, Ltd. (Bermuda)	81	2,057

Assured Guaranty, Ltd. (Bermuda)	112	2,229

Compagnia Assicuratrice Unipol SpA
(Preference) (Italy) †	3,664	3,198

Conseco, Inc. †	680	2,917

First Mercury Financial Corp.	85	1,232

Hallmark Financial Services, Inc. †	172	1,256

ING Groep NV (Netherlands) †	370	5,596

Loews Corp.	87	2,971

Maiden Holdings, Ltd. (Bermuda)	269	2,055

Platinum Underwriters Holdings, Ltd. (Bermuda)	47	1,704

Principal Financial Group	191	5,424

SeaBright Insurance Holdings, Inc. †	403	4,034

Travelers Cos., Inc. (The)	158	7,966

Universal Insurance Holdings, Inc.	243	1,220

Validus Holdings, Ltd. (Bermuda)	56	1,437

W.R. Berkley Corp.	296	7,563

Zurich Financial Services AG (Switzerland)	9	1,984

		98,172
Investment banking/Brokerage (0.6%)
Ameriprise Financial, Inc.	160	4,805

BlackRock, Inc.	44	8,781

Calamos Asset Management, Inc. Class A	220	2,482

Charles Schwab Corp. (The)	229	4,136

Credit Suisse Group (Switzerland)	215	10,955

E*Trade Financial Corp. †	2,468	4,344

Evercore Partners, Inc. Class A	128	3,223

Federated Investors, Inc.	98	2,573

GFI Group, Inc.	242	1,733

Interactive Brokers Group, Inc. Class A †	49	930

Invesco, Ltd.	130	2,698

Investment Technology Group, Inc. †	360	8,870

COMMON STOCKS (30.7%)* cont.	Shares	Value

Investment banking/Brokerage cont.
Knight Capital Group, Inc. Class A †	172	$3,461

Legg Mason, Inc.	358	10,296

Man Group PLC (United Kingdom)	760	3,290

Morgan Stanley	336	9,731

NGP Capital Resources Co.	161	1,032

optionsXpress Holdings, Inc.	74	1,231

Penson Worldwide, Inc. †	218	2,211

Piper Jaffray Cos. †	56	2,838

SWS Group, Inc.	354	5,119

TD Ameritrade Holding Corp. †	265	5,099

TradeStation Group, Inc. †	304	2,180

		102,018
Real estate (8.9%)
Agree Realty Corp. R	85	1,769

Alexandria Real Estate Equities, Inc. R	308	17,159

AMB Property Corp. R	683	15,593

American Campus Communities, Inc. R	146	3,797

American Capital Agency Corp. R	63	1,568

Anworth Mortgage Asset Corp. R	217	1,625

Ashford Hospitality Trust, Inc. R	511	1,574

AvalonBay Communities, Inc. R	625	40,269

BioMed Realty Trust, Inc. R	1,482	19,977

Boston Properties, Inc. R	816	49,433

Brandywine Realty Trust R	1,575	16,711

BRE Properties R	682	19,280

Camden Property Trust R	632	23,194

CBL & Associates Properties R	2,266	21,232

Corporate Office Properties Trust R	461	16,992

DB RREEF Trust (Australia)	8,490	5,331

DCT Industrial Trust, Inc. R	3,282	17,329

DiamondRock Hospitality Co. R	1,849	12,666

Digital Realty Trust, Inc. R	380	16,560

Duke Realty Investments, Inc. R	1,526	17,580

Entertainment Properties Trust R	681	21,356

Equity Lifestyle Properties, Inc. R	378	15,215

Equity Residential Properties Trust R	2,097	57,269

Essex Property Trust, Inc. R	173	12,908

Extra Space Storage, Inc. R	1,596	15,800

Federal Realty Investment Trust R	407	25,385

First Potomac Realty Trust R	1,185	12,668

Franklin Street Properties Corp. R	947	13,457

Glimcher Realty Trust R	347	1,398

HCP, Inc. R	2,069	58,925

Health Care REIT, Inc. R	590	25,199

Highwoods Properties, Inc. R	567	16,653

Home Properties of NY, Inc. R	450	17,087

Hospitality Properties Trust R	1,190	21,682

COMMON STOCKS (30.7%)* cont.	Shares	Value

Real estate cont.
Host Marriott Corp. R	4,499	$44,855

Jones Lang LaSalle, Inc.	67	3,141

Kimco Realty Corp. R	2,409	30,233

Lexington Corporate Properties Trust R	212	988

Liberty Property Trust R	1,087	35,621

LTC Properties, Inc. R	647	16,479

Macerich Co. (The) R	629	18,027

Mack-Cali Realty Corp. R	747	23,926

Medical Properties Trust, Inc. R	1,902	14,398

Mid-America Apartment Communities, Inc. R	343	15,017

National Health Investors, Inc. R	123	4,071

National Retail Properties, Inc. R	735	15,082

Nationwide Health Properties, Inc. R	904	28,820

NorthStar Realty Finance Corp. R	258	980

ProLogis Trust R	3,085	34,305

PS Business Parks, Inc. R	57	3,017

Public Storage, Inc. R	1,023	72,173

Ramco-Gershenson Properties R	1,588	16,706

Realty Income Corp. R	1,176	30,047

Regency Centers Corp. R	624	20,935

Saul Centers, Inc. R	452	14,731

Senior Housing Properties Trust R	1,051	21,083

Simon Property Group, Inc. R	2,087	132,775

SL Green Realty Corp. R	653	23,044

Taubman Centers, Inc. R	491	15,550

UDR, Inc. R	1,118	14,299

Universal Health Realty Income Trust R	28	941

Urstadt Biddle Properties, Inc. Class A R	86	1,330

Ventas, Inc. R	1,209	47,405

Vornado Realty Trust R	1,189	68,391

Washington Real Estate Investment Trust R	596	16,068

Weingarten Realty Investors R	1,281	25,441

Wharf (Holdings), Ltd. (Hong Kong)	2,000	8,968

		1,453,488
Technology (3.5%)
3Com Corp. †	977	4,250

Accenture, Ltd. Class A	246	8,118

Acme Packet, Inc. †	279	2,277

Actuate Corp. †	268	1,506

Acxiom Corp.	166	1,514

ADC Telecommunications, Inc. †	575	4,893

Advanced Battery Technologies, Inc. †	430	1,733

Amkor Technologies, Inc. †	294	1,629

ANSYS, Inc. †	41	1,441

Apple, Inc. †	246	41,380

ARRIS Group, Inc. †	742	9,839

Atmel Corp. †	378	1,561

COMMON STOCKS (30.7%)* cont.	Shares	Value

Technology cont.
Avnet, Inc. †	174	$4,637

Black Box Corp.	77	1,928

Blackboard, Inc. †	41	1,411

BMC Software, Inc. †	138	4,920

Brocade Communications Systems, Inc. †	430	3,109

Checkpoint Systems, Inc. †	127	2,117

Cisco Systems, Inc. †	1,661	35,878

Compuware Corp. †	326	2,350

CSG Systems International, Inc. †	254	3,828

Dell, Inc. †	200	3,166

Ducommun, Inc.	73	1,318

EMC Corp. †	933	14,835

Emulex Corp. †	314	3,043

F5 Networks, Inc. †	214	7,381

Fair Isaac Corp.	95	2,119

Fuji Photo Film Cos., Ltd. (Japan)	300	8,955

Google, Inc. Class A †	60	27,700

Hewlett-Packard Co.	441	19,796

Hitachi, Ltd. (Japan)	3,000	10,584

i2 Technologies, Inc. †	177	2,655

IBM Corp.	409	48,282

Integrated Device Technology, Inc. †	402	2,746

Intel Corp.	1,757	35,702

Interactive Intelligence, Inc. †	96	1,653

Jabil Circuit, Inc.	353	3,865

Lexmark International, Inc. Class A †	205	3,862

Marvell Technology Group, Ltd. †	359	5,475

Microsoft Corp.	1,955	48,191

MicroStrategy, Inc. †	35	2,161

Monotype Imaging Holdings, Inc. †	363	2,973

Multi-Fineline Electronix, Inc. †	84	2,322

National Semiconductor Corp.	628	9,527

NCR Corp. †	182	2,426

Netezza Corp. †	246	2,362

Oracle Corp.	1,443	31,558

OSI Systems, Inc. †	96	1,620

Qualcomm, Inc.	78	3,621

Quest Software, Inc. †	522	8,608

Red Hat, Inc. †	30	689

Rosetta Stone, Inc. †	83	1,830

Seagate Technology	488	6,759

Silicon Graphics International Corp. †	450	2,471

Sohu.com, Inc. (China) †	110	6,721

Starent Networks Corp. †	63	1,275

Symantec Corp. †	1,298	19,626

Synaptics, Inc. †	60	1,547

Tech Data Corp. †	72	2,743

COMMON STOCKS (30.7%)* cont.	Shares	Value

Technology cont.
Texas Instruments, Inc.	614	$15,098

TIBCO Software, Inc. †	472	4,187

TTM Technologies, Inc. †	432	4,372

Unisys Corp. †	2,509	6,122

United Online, Inc.	376	2,632

VMware, Inc. Class A †	151	5,350

Western Digital Corp. †	413	14,158

Western Union Co. (The)	329	5,935

Xilinx, Inc.	114	2,535

Zoran Corp. †	156	1,724

		564,599
Transportation (0.4%)
British Airways PLC (United Kingdom) †	542	1,677

CSX Corp.	160	6,800

Deutsche Lufthansa AG (Germany)	307	4,936

Frontline, Ltd. (Norway)	311	6,998

Hawaiian Holdings, Inc. †	217	1,588

International Shipholding Corp.	63	1,889

Norfolk Southern Corp.	175	8,027

Orient Overseas International, Ltd. (Hong Kong)	1,000	4,697

Qantas Airways, Ltd. (Australia)	2,175	4,638

Ryder System, Inc.	186	7,068

Singapore Maritime, Ltd. (Singapore)	6,000	7,080

Teekay Tankers, Ltd. Class A (Bahamas)	103	879

Wabtec Corp.	119	4,457

		60,734
Utilities and power (0.9%)
AES Corp. (The) †	154	2,105

Alliant Energy Corp.	136	3,582

CMS Energy Corp.	235	3,151

DPL, Inc.	72	1,783

Edison International	377	12,596

El Paso Corp.	861	7,947

El Paso Electric Co. †	89	1,508

Electric Power Development Co. (Japan)	100	3,039

Enel SpA (Italy)	1,405	8,272

Energen Corp.	84	3,527

Exelon Corp.	189	9,454

FirstEnergy Corp.	58	2,618

FPL Group, Inc.	136	7,640

Mirant Corp. †	555	9,352

National Grid PLC (United Kingdom)	503	4,844

NSTAR	104	3,291

NV Energy, Inc.	306	3,690

PG&E Corp.	168	6,819

Pike Electric Corp. †	154	1,711

PPL Corp.	212	6,233

Public Service Enterprise Group, Inc.	47	1,488

COMMON STOCKS (30.7%)* cont.	Shares	Value

Utilities and power cont.
Sempra Energy	131	$6,572

Terna SPA (Italy)	1,912	7,044

Tokyo Electric Power Co. (Japan)	700	18,259

UGI Corp.	115	2,934

		139,459
Total common stocks (cost $4,422,199)		$4,986,902

CONVERTIBLE BONDS AND NOTES (12.2%)*	Principal amount	Value

Basic materials (0.2%)
ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014 (Luxembourg)	$10,000	$13,875

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	3,000	3,660

United States Steel Corp. cv. sr. unsec. notes 4s, 2014	10,000	15,650

		33,185
Capital goods (1.2%)
General Cable Corp. cv. company guaranty sr. unsec.
notes 1s, 2012	15,000	12,656

General Cable Corp. cv. company guaranty sr. unsec.
unsub. notes 0 7/8s, 2013	20,000	18,825

L-1 Identity Solutions, Inc. cv. sr. unsec.
notes 3 3/4s, 2027	100,000	87,000

WESCO International, Inc. cv. company
guaranty sr. unsec. notes 6s, 2029	66,000	72,442

		190,923
Communication services (1.1%)
Global Crossing, Ltd. cv. sr. unsec. notes 5s, 2011	20,000	19,199

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	115,000	84,956

NII Holdings, Inc. cv. sr. unsec. notes 3 1/8s, 2012	50,000	42,375

Qwest Communications International, Inc. cv. sr.
unsec. notes 3 1/2s, 2025	30,000	29,700

		176,230
Conglomerates (0.1%)
Textron, Inc. cv. sr. unsec. notes Ser. TXT, 4 1/2s, 2013	10,000	13,743

		13,743
Consumer cyclicals (1.9%)
Alliance Data Systems Corp.
144A cv. sr. notes 4 3/4s, 2014	17,000	22,622

BorgWarner, Inc. cv. sr. unsec. notes 3 1/2s, 2012	5,000	6,038

Iconix Brand Group, Inc. cv. sr. sub. notes 1 7/8s, 2012	25,000	22,750

International Game Technology 144A cv. sr. unsec.
notes 3 1/4s, 2014	20,000	25,738

Interpublic Group of Companies, Inc.
(The) cv. sr. unsec. notes 4 1/4s, 2023	20,000	18,350

Regal Entertainment Group 144A cv. sr. unsec.
notes 6 1/4s, 2011	22,000	21,835

Scientific Games Corp. cv. company
guaranty sr. unsec. sub notes stepped-coupon 0 3/4s
(0 1/2s, 6/1/10) 2024 ††	28,000	27,405

Sinclair Broadcast Group, Inc. cv. unsec. sub. debs
6s, 2012	105,000	62,606

CONVERTIBLE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	$39,000	$32,370

United Auto Group, Inc. cv. company
guaranty sub. notes 3 1/2s, 2026	15,000	15,263

Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s, 2016	40,000	36,250

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	19,000	13,466

		304,693
Consumer staples (0.5%)
Chiquita Brands International, Inc. cv. sr. unsec.
unsub. notes 4 1/4s, 2016	30,000	28,575

Newell Rubbermaid, Inc. cv. sr. unsec. bonds 5 1/2s, 2014	4,000	7,143

Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	45,000	36,788

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	15,000	13,650

		86,156
Energy (1.0%)
Carrizo Oil & Gas, Inc. cv. sr. unsec.
unsub. notes 4 3/8s, 2028	50,000	37,313

Peabody Energy Corp. cv. jr. unsec.
sub. debs. 4 3/4s, 2041	25,000	20,000

Penn Virginia Corp. cv. sr. unsec.
sub. notes 4 1/2s, 2012	60,000	51,810

St. Mary Land & Exploration Co. cv. sr. unsec.
notes 3 1/2s, 2027	25,000	23,375

Transocean, Inc. cv. sr. unsec. unsub. notes Ser. C,
1 1/2s, 2037 (Switzerland)	30,000	27,638

		160,136
Financials (0.5%)
Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 R	15,000	13,594

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R	15,000	17,852

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R	25,000	11,875

KKR Financial Holdings, LLC cv. sr. sec. notes 7s, 2012 ###	48,000	40,320

		83,641
Health care (1.9%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec.
notes 3s, 2014	10,000	7,038

Biovail Corp. 144A cv. sr. notes 5 3/8s, 2014 (Canada)	20,000	21,984

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China) ###	37,000	23,125

Conmed Corp. cv. sr. sub. notes 2 1/2s, 2024	35,000	31,281

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon
2s (0s, 12/15/13) 2037 ††	35,000	28,263

Invitrogen Corp. cv. sr. unsec. unsub. notes Ser. *,
1 1/2s, 2024	40,000	42,400

King Pharmaceuticals, Inc. cv. company
guaranty sr. unsub. notes 1 1/4s, 2026	25,000	21,406

LifePoint Hospitals, Inc. cv. sr. unsec.
sub. notes 3 1/4s, 2025	15,000	12,581

CONVERTIBLE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Health care cont.
Lincare Holdings, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2037	$15,000	$13,500

Omnicare, Inc. cv. company guaranty sr. unsec. debs
Ser. OCR, 3 1/4s, 2035	50,000	37,750

OSI Pharmaceuticals, Inc. cv. sr. unsec.
sub. notes 3s, 2038	15,000	13,481

Stewart Enterprises, Inc. cv. sr. unsec.
notes 3 3/8s, 2016	65,000	53,544

		306,353
Technology (3.8%)
ADC Telecommunications, Inc. cv. unsec. sub
notes FRN 1.593s, 2013	29,000	22,511

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	55,000	44,206

ARRIS Group, Inc. cv. sr. unsec. notes 2s, 2026	100,000	106,000

Jazz Technologies, Inc. cv. company
guaranty sr. unsec. unsub. notes 8s, 2011	50,000	34,250

Kulicke & Soffa Industries, Inc. cv. unsec.
sub. notes 0 7/8s, 2012	120,000	93,600

Macrovision Corp. cv. sr. unsec. notes 2 5/8s, 2011	15,000	18,319

Maxtor Corp. cv. sr. unsec. unsub. debs. company
guaranty 2 3/8s, 2012	15,000	14,981

Mentor Graphics Corp. cv. sub. unsec. notes FRN
2.121s, 2023	90,000	87,570

ON Semiconductor Corp. cv. company
guaranty sr. unsec. sub. notes 2 5/8s, 2026	40,000	41,250

Safeguard Scientifics, Inc. cv. sr. unsec.
notes 2 5/8s, 2024	160,000	147,200

SanDisk Corp. cv. sr. unsec. unsub. notes 1s, 2013	15,000	11,213

		621,100
Total convertible bonds and notes (cost $1,766,999)		$1,976,160

MORTGAGE-BACKED SECURITIES (4.2%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.317s, 2014	$200,000	$188,081
Ser. 07-2, Class A2, 5.634s, 2049	15,000	14,796
Ser. 05-6, Class A2, 5.165s, 2047	23,000	22,950

Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class K, 2.273s, 2022	7,000	3,811

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	95,000	85,840
Ser. 08-C7, Class A2A, 6.034s, 2049	55,000	49,165

Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.961s, 2046	54,000	50,474

Countrywide Home Loans 144A Ser. 06-R1, Class AS,
IO, 5.594s, 2036	29,572	1,925

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 6.004s, 2039	10,000	10,029

MORTGAGE-BACKED SECURITIES (4.2%)* cont.	Principal amount	Value

Fannie Mae
Ser. 02-T4, Class A4, 9 1/2s, 2041	$1,092	$1,252
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	866	964
Ser. 02-T19, Class A3, 7 1/2s, 2042	2,778	3,092
Ser. 01-T12, Class A2, 7 1/2s, 2041	639	711
Ser. 01-T3, Class A1, 7 1/2s, 2040	115	125
Ser. 01-T1, Class A1, 7 1/2s, 2040	116	129
Ser. 99-T2, Class A1, 7 1/2s, 2039	165	184
Ser. 02-33, Class A2, 7 1/2s, 2032	2,023	2,252
Ser. 01-T4, Class A1, 7 1/2s, 2028	232	258
Ser. 02-26, Class A1, 7s, 2048	1,250	1,364
Ser. 03-W3, Class 1A2, 7s, 2042	1,069	1,166
Ser. 02-14, Class A1, 7s, 2042	1,807	1,971
Ser. 01-T10, Class A1, 7s, 2041	1,127	1,230
IFB Ser. 06-31, Class SX, IO, 6.434s, 2036	65,373	8,169
IFB Ser. 06-23, Class SP, IO, 6.434s, 2036	72,771	9,311
IFB Ser. 05-29, Class SX, IO, 6.434s, 2035	56,153	6,808
IFB Ser. 06-104, Class EI, IO, 6.424s, 2036	69,669	8,969
IFB Ser. 04-92, Class SQ, IO, 6.384s, 2034	71,001	8,449

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	256	283
IFB Ser. T-56, Class 2ASI, IO, 7.834s, 2043	9,071	1,406
Ser. T-51, Class 2A, 7 1/2s, 2042	10,921	11,904

Freddie Mac
IFB Ser. 3119, Class PI, IO, 6.927s, 2036	79,152	12,775
IFB Ser. 2981, Class AS, IO, 6.447s, 2035	36,409	4,039
IFB Ser. 3001, Class IH, IO, 6.427s, 2035	65,098	8,078
IFB Ser. 3033, Class SG, IO, 6.377s, 2035	63,123	6,588
IFB Ser. 3114, Class IP, IO, 6.327s, 2036	105,189	11,627
IFB Ser. 3424, Class XI, IO, 6.297s, 2036	111,470	10,710
IFB Ser. 3311, Class PI, IO, 6.137s, 2037	80,976	9,918
IFB Ser. 3225, Class EY, IO, 6.017s, 2036	85,776	8,473
IFB Ser. 2965, Class SA, IO, 5.777s, 2032	37,469	3,823
Ser. 3226, Class YI, IO, zero %, 2036	75,674	282

Government National Mortgage Association
IFB Ser. 04-26, Class IS, IO, 6.927s, 2034	45,376	4,173
IFB Ser. 07-35, Class NY, IO, 6.627s, 2035	91,918	8,504
IFB Ser. 04-88, Class S, IO, 6.428s, 2032	47,271	3,171
IFB Ser. 07-25, Class KS, IO, 5.927s, 2037	79,052	6,937
IFB Ser. 05-17, Class S, IO, 5.908s, 2035	69,418	7,465
IFB Ser. 07-62, Class S, IO, 5.877s, 2037	77,223	7,674
IFB Ser. 04-41, Class SG, IO, 5.728s, 2034	157,341	9,371
FRB Ser. 07-33, Class TB, zero %, 2037	627	626

GS Mortgage Securities Corp. II Ser. 04-GG2,
Class A6, 5.396s, 2038	10,000	9,240

GS Mortgage Securities Corp. II 144A Ser. 03-C1,
Class X1, IO, 0.345s, 2040	141,810	2,601

LB Commercial Conduit Mortgage Trust 144A
Ser. 98-C4, Class J, 5.6s, 2035	2,000	1,540

LB-UBS Commercial Mortgage Trust Ser. 04-C7,
Class A6, 4.786s, 2029	10,000	9,376

MORTGAGE-BACKED SECURITIES (4.2%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.193s, 2040	$387,858	$2,663
Ser. 06-C1, Class XCL, IO, 0.123s, 2041	339,067	2,216

Morgan Stanley Capital I FRB Ser. 08-T29, Class A3,
6.458s, 2043	12,000	11,455

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.989s, 2037	71,784	6,954
Ser. 07-4, Class 1A4, IO, 1s, 2037	71,041	2,108

Wachovia Bank Commercial Mortgage Trust Ser. 04-C15,
Class A4, 4.803s, 2041	10,000	9,445

Total mortgage-backed securities (cost $644,164)		$678,900

CONVERTIBLE PREFERRED STOCKS (4.0%)*	Shares	Value

AES Trust III $3.375 cv. pfd.	985	$41,493

Bank of America Corp. Ser. L, 7.25% cv. pfd.	49	42,324

Bunge, Ltd. 5.125% cum. cv. pfd.	50	33,000

Chesapeake Energy Corp. $4.50 cum. cv. pfd.	260	18,980

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	870	30,450

Crown Castle International Corp. $3.125 cum. cv. pfd.	985	49,619

Edge Petroleum Ser. A, $2.875 cum. cv. pfd.
(acquired various dates from 10/11/07 to 10/09/07,
cost $27,234) ‡	685	870

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd. (acquired 10/9/07, cost $28,148) ‡	721	2,740

FelCor Lodging Trust, Inc. Ser. A, $0.488
cum. cv. pfd. R	2,505	27,555

Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	402	38,391

Great Plains Energy, Inc. $6.00 cv. pfd.	375	22,800

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	40	110

Nationwide Health Properties, Inc. Ser. B,
$7.75 cv. pfd.	265	38,425

Newell Financial Trust I $2.625 cum. cv. pfd.	815	25,265

Retail Ventures, Inc. $3.312 cv. pfd.	775	23,056

Schering-Plough Corp. 6.00% cum. cv. pfd.	120	29,063

Six Flags, Inc. $1.813 cum. cv. pfd. (acquired
10/9/07, cost $29,455) ‡	1,410	141

Smurfit-Stone Container Corp. Ser. A, $1.75
cum. cv. pfd. (In default) †	1,775	11,094

Stanley Works (The) 5.125% units cv. pfd. ARP	119,000	88,893

Universal Corp. 6.75% cv. pfd.	26	23,985

Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Brazil)	695	27,647

Vale Capital, Ltd. Ser. RIO P, $2.75 cv. pfd. (Brazil)	210	8,749

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	30	25,575

Whiting Petroleum Corp. $6.25 cum. cv. pfd	80	10,110

XL Capital, Ltd. $2.687 cv. pfd.	870	23,795

Total convertible preferred stocks (cost $812,981)		$644,130

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (1.9%)*	Principal amount	Value

Fannie Mae, 5s, July 1, 2035 [i]	$303,794	$314,142

Total U.S. Government Agency Mortgage Obligations (cost $314,142)		$314,142

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.4%)*	strike price	amount	Value

Citigroup, Inc. (Call)	Sep-09/$5.00	$5,292	$1,693

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	453,000	63,841

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	453,000	367

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	453,000	63,841

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	453,000	367

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	871,000	48,907

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	871,000	48,689

Total purchased options outstanding (cost $124,873)			$227,705

U.S. TREASURY OBLIGATIONS (0.8%)*	Principal amount		Value

U.S. Treasury Notes 4 1/2s, February 28, 2011 [i]		$115,000	$124,064

Total U.S. treasury obligations (cost $124,064)			$124,064

FOREIGN GOVERNMENT BONDS AND NOTES (0.6%)*	Principal amount		Value

Brazil (Federal Republic of) notes zero %, 2012	BRL	173	$91,275

Total foreign government bonds and notes (cost $101,190)			$91,275

UNITS (0.4%)*		Units	Value

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2009		105,000	$61,950

Total units (cost $96,434)			$61,950

INVESTMENT COMPANIES (0.3%)*		Shares	Value

iShares Dow Jones U.S. Real Estate Index Fund		446	$18,112

iShares Russell 2000 Growth Index Fund		62	3,824

iShares Russell 2000 Value Index Fund		58	3,137

MCG Capital Corp. †		525	1,591

S&P 500 Index Depository Receipts (SPDR Trust Series 1)		104	10,665

INVESTMENT COMPANIES (0.3%)* cont.	Shares	Value

S&P Midcap 400 Index Depository Receipts (MidCap
SPDR Trust Series 1)	13	$1,546

SPDR KBW Bank ETF	754	17,742

Total investment companies (cost $36,638)		$56,617

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$10,000	$10,631

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	10,000	10,782

Total municipal bonds and notes (cost $20,072)		$21,413

PREFERRED STOCKS (—%)*	Shares	Value

Preferred Blocker, Inc. 144A 7.00% cum. pfd.	15	$6,978

Total preferred stocks (cost $5,097)		$6,978

SENIOR LOANS (—%)* [c]	Principal amount	Value

Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014	$1,231	$1,159

Total senior loans (cost $514)		$1,159

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	$1,000	$963

Navistar Financial Corp. Owner Trust Ser. 05-A,
Class C, 4.84s, 2014	121	115

Total asset-backed securities (cost $1,121)		$1,078

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Vertis Holdings, Inc. F	10/18/15	0.01	22	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (10.6%)*	Principal amount/shares	Value

U.S. Treasury Bills, for effective yields ranging
from 0.44% to 0.63%, November 19, 2009 #	$304,000	$303,583

U.S. Treasury Bills, for an effective yields ranging
from 0.51 to 0.91%, December 17, 2009 # ##	480,000	479,005

U.S. Treasury Bills, for an effective yield
of zero %, December 17, 2009 [i]	155,000	154,923

U.S. Treasury Cash Management Bills, for effective
yields ranging from 0.31% to 0.32%,
April 1, 2010 ##	385,000	384,233

SSgA Prime Money Market Fund [i]	400,000	400,000

Total short-term investments (cost $1,721,892)		$1,721,744

TOTAL INVESTMENTS

Total investments (cost $16,969,367)		$17,544,684

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
MTNC	Medium Term Notes Class C
VRDN	Variable Rate Demand Notes

* Percentages indicated are based on net assets of $16,240,603.

† Non-income-producing security.

†† The dividend rate and date shown parenthetically represent the new dividend rate to be paid and the date the fund will begin accruing dividend income at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2009 was $3,751, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs. On August 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At August 31, 2009, liquid assets totaling $18,200,534 have been designated as collateral for open swap contracts, options and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on ARP, FRB and FRN are the current interest rates at August 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09 (aggregate face value $7,223,092) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$358,065	$354,908	9/17/09	$3,157

British Pound	171,915	175,911	9/17/09	(3,996)

Canadian Dollar	7,218	7,330	9/17/09	(112)

Danish Krone	5,698	5,730	9/17/09	(32)

Euro	6,138,896	6,169,993	9/17/09	(31,097)

Japanese Yen	314,825	305,793	9/17/09	9,032

Mexican Peso	35,264	35,991	9/17/09	(727)

New Zealand Dollar	19,701	19,425	9/17/09	276

Norwegian Krone	54,604	54,588	9/17/09	16

Polish Zloty	24,615	24,394	9/17/09	221

Singapore Dollar	4,997	5,003	9/17/09	(6)

South African Rand	2,465	2,384	9/17/09	81

Swiss Franc	61,941	61,642	9/17/09	299

Total				$(22,888)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09 (aggregate face value $7,320,306) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$345,688	$343,642	9/17/09	$(2,046)

Brazilian Real	95,711	98,428	9/17/09	2,717

British Pound	154,350	158,056	9/17/09	3,706

Czech Koruna	26,717	26,191	9/17/09	(526)

Euro	6,160,818	6,196,791	9/17/09	35,973

Hong Kong Dollar	11,679	11,680	9/17/09	1

Hungarian Forint	97	97	9/17/09	—

Japanese Yen	222,322	216,130	9/17/09	(6,192)

Mexican Peso	53,150	54,224	9/17/09	1,074

New Zealand Dollar	55,204	54,020	9/17/09	(1,184)

Norwegian Krone	128,062	127,623	9/17/09	(439)

Singapore Dollar	9,994	9,997	9/17/09	3

Swedish Krona	9,020	9,035	9/17/09	15

Swiss Franc	14,447	14,392	9/17/09	(55)

Total				$33,047

FUTURES CONTRACTS OUTSTANDING at 8/31/09 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	1	$598,101	Sep-09	$1,324

Canadian Government Bond
10 yr (Long)	2	220,172	Dec-09	1,417

Euro-Bobl 5 yr (Long)	7	1,166,342	Sep-09	834

Euro-Bund 10 yr (Long)	7	1,229,930	Sep-09	1,351

Euro-Bund 10 yr (Short)	10	1,736,697	Dec-09	(179)

Euro-Schatz 2 yr (Long)	18	2,792,713	Sep-09	20,418

Euro-Schatz 2 yr (Short)	12	1,852,954	Dec-09	257

Japanese Government Bond
10 yr (Long)	2	2,993,009	Sep-09	56,632

Japanese Government Bond
10 yr Mini (Short)	6	897,967	Sep-09	(12,696)

S&P 500 Index E-Mini (Short)	11	560,863	Sep-09	(45,837)

U.K. Gilt 10 yr (Long)	3	578,123	Dec-09	528

U.S. Treasury Bond 20 yr (Long)	67	8,023,250	Dec-09	128,831

U.S. Treasury Note 2 yr (Short)	12	2,596,125	Dec-09	(6,502)

U.S. Treasury Note 5 yr (Long)	12	1,383,000	Dec-09	9,154

U.S. Treasury Note 5 yr (Short)	82	9,450,500	Dec-09	(61,429)

U.S. Treasury Note 10 yr (Short)	12	1,406,625	Dec-09	(2,658)

Total				$91,445

WRITTEN OPTIONS OUTSTANDING at 8/31/09 (premiums received $748,421) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Citigroup, Inc. (Put)	$5,292	Sep-09/$5.00	$1,587

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	497,000	Aug-11/4.70	38,120

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	497,000	Aug-11/4.70	24,870

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	283,000	Aug-11/4.55	19,657

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	283,000	Aug-11/4.55	15,607

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	319,000	Aug-11/4.475	21,054

WRITTEN OPTIONS(XXOUTSTANDING. . at 8/31/09 (premiums received $748,421) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$319,000	Aug-11/4.475	$18,416

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	37,747

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	566,000	Aug-11/4.49	32,330

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	37,100

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	677,000	Jul-11/4.52	46,131

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	23,502

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	338,500	Jul-11/4.5475	18,249

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	871,000	Jun-10/5.23	11,994

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	871,000	Jun-10/5.235	12,046

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	722,000	Jul-11/4.525	49,363

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	722,000	Jul-11/4.46	47,197

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	722,000	Jul-11/4.46	41,002

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	722,000	Jul-11/4.525	39,450

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	1,083,000	Jul-11/4.745	85,385

WRITTEN OPTIONS OUTSTANDING at 8/31/09 (premiums received $748,421) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	$1,083,000	Jul-11/4.745	$51,879

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	159,000	May-12/5.51	18,566

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	159,000	May-12/5.51	6,378

Total			$697,630

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$4,069,000	$—	9/10/10	3 month USD-
				LIBOR-BBA	3.22969%	$163,584

	1,046,000	—	9/18/38	4.36125%	3 month USD-
					LIBOR-BBA	(70,772)

	19,537,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.86667%	678,956

	545,000	(2,297)	10/8/38	3 month USD-
				LIBOR-BBA	4.30%	27,555

	421,000	—	10/26/12	4.6165%	3 month USD-
					LIBOR-BBA	(39,826)

	244,000	—	5/8/28	4.95%	3 month USD-
					LIBOR-BBA	(35,071)

Barclays Bank PLC
	302,000	—	12/15/23	3 month USD-
				LIBOR-BBA	2.94282%	(30,472)

Citibank, N.A.
JPY	5,300,000	—	9/11/16	1.8675%	6 month JPY-
					LIBOR-BBA	(3,442)

	$706,000	—	7/28/19	3.895%	3 month USD-
					LIBOR-BBA	(19,487)

	300,000	—	8/6/19	3.8425%	3 month USD-
					LIBOR-BBA	(6,651)

	500,000	—	8/12/14	3 month USD-
				LIBOR-BBA	3.1925%	11,245

MXN	1,450,000	—	7/18/13	1 month MXN-
				TIIE-BANXICO	9.175%	7,884

MXN	435,000	—	7/22/13	1 month MXN-
				TIIE-BANXICO	9.21%	2,388

	$2,998,000	—	9/17/13	3 month USD-
				LIBOR-BBA	3.4975%	167,306

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$1,011,000	$—	9/18/38	4.45155%	3 month USD-
					LIBOR-BBA	$(84,589)

	9,508,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.92486%	338,730

	1,363,000	—	2/24/16	2.77%	3 month USD-
					LIBOR-BBA	28,925

	1,030,000	—	3/27/14	3 month USD-
				LIBOR-BBA	2.335%	(3,698)

MXN	300,000	—	3/28/13	1 month MXN-
				TIIE-BANXICO	6.9425%	(44)

	$403,000	—	4/6/39	3.295%	3 month USD-
					LIBOR-BBA	50,122

	465,000	—	5/11/39	3.8425%	3 month USD-
					LIBOR-BBA	13,935

Citibank, N.A., London
JPY	16,000,000	—	2/10/16	6 month JPY-
				LIBOR-BBA	1.755%	8,234

Credit Suisse International
JPY	115,000,000	—	10/10/12	1.45375%	6 month JPY-
					LIBOR-BBA	(34,098)

	$3,907,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.91916%	138,855

	615,000	—	9/23/10	3 month USD-
				LIBOR-BBA	3.32%	25,406

	3,006,000	—	10/9/10	3 month USD-
				LIBOR-BBA	2.81%	100,784

	1,400,000	—	7/30/19	3 month USD-
				LIBOR-BBA	3.87%	35,521

	730,000	(7,803)	12/10/38	2.69%	3 month USD-
					LIBOR-BBA	164,453

	150,000	1,603	12/10/38	3 month USD-
				LIBOR-BBA	2.69%	(33,792)

	1,100,000	7,243	12/10/28	3 month USD-
				LIBOR-BBA	2.81%	(167,136)

EUR	338,000	—	12/11/38	6 month EUR-
				EURIBOR-
				REUTERS	3.405%	(31,987)

	$1,055,000	—	6/30/38	2.71%	3 month USD-
					LIBOR-BBA	243,867

GBP	100,000	—	10/9/09	6 month GBP-
				LIBOR-BBA	5.78%	3,226

CHF	260,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(13,175)

SEK	3,000,000 E	—	6/8/11	2.11%	3 month SEK-
					STIBOR-SIDE	282

SEK	3,000,000 E	—	6/8/12	3 month SEK-
				STIBOR-SIDE	3.275%	(1,108)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$359,000	$—	6/5/39	4.29417%	3 month USD-
					LIBOR-BBA	$(16,594)

SEK	1,000,000 E	—	6/8/11	2.22%	3 month SEK-
					STIBOR-SIDE	(56)

SEK	1,000,000 E	—	6/8/12	3 month SEK-
				STIBOR-SIDE	3.37%	(244)

Deutsche Bank AG
	$900,000	—	4/21/14	2.51%	3 month USD-
					LIBOR-BBA	(2,193)

	8,768,000	—	5/12/11	1.43%	3 month USD-
					LIBOR-BBA	(81,673)

	543,000	—	7/27/19	3.755%	3 month USD-
					LIBOR-BBA	(8,499)

	247,000	—	7/28/19	3.895%	3 month USD-
					LIBOR-BBA	(6,818)

	400,000	—	8/11/19	4.18%	3 month USD-
					LIBOR-BBA	(20,233)

	369,000	—	9/23/38	4.75%	3 month USD-
					LIBOR-BBA	(50,179)

	6,079,000	—	10/24/10	3 month USD-
				LIBOR-BBA	2.604%	182,264

	1,944,000	—	11/25/13	3 month USD-
				LIBOR-BBA	2.95409%	50,095

	2,273,000	—	12/11/18	3 month USD-
				LIBOR-BBA	2.94%	(99,243)

	5,234,000	—	12/19/10	3 month USD-
				LIBOR-BBA	1.53429%	56,918

	473,000	—	12/24/13	2.165%	3 month USD-
					LIBOR-BBA	5,922

	1,365,000	—	12/30/13	2.15633%	3 month USD-
					LIBOR-BBA	18,198

	873,000	—	1/28/29	3 month USD-
				LIBOR-BBA	3.1785%	(97,151)

	279,000	—	1/30/11	3 month USD-
				LIBOR-BBA	1.45%	2,282

	8,150,000	—	2/10/14	2.5825%	3 month USD-
					LIBOR-BBA	(8,498)

	2,591,000	—	2/10/29	3 month USD-
				LIBOR-BBA	3.4725%	(185,796)

	831,000	—	2/25/14	2.4675%	3 month USD-
					LIBOR-BBA	4,334

	5,591,000	—	3/20/11	3 month USD-
				LIBOR-BBA	1.43%	65,161

	4,900,000	—	3/23/11	3 month USD-
				LIBOR-BBA	1.45%	58,281

	8,000,000	—	3/30/14	2.36%	3 month USD-
					LIBOR-BBA	21,974

	4,000,000	—	3/30/21	3 month USD-
				LIBOR-BBA	3.125%	(187,432)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$172,000	$—	5/19/18	4.525%	3 month USD-
					LIBOR-BBA	$(15,938)

	3,112,000	—	5/30/28	5.014%	3 month USD-
					LIBOR-BBA	(462,258)

JPY	4,800,000	—	6/10/16	1.953%	6 month JPY-
					LIBOR-BBA	(3,222)

	$6,955,000	—	7/31/14	3 month USD-
				LIBOR-BBA	3.075%	127,169

	45,000	49	10/24/13	3 month USD-
				LIBOR-BBA	3.50%	2,408

EUR	190,000	—	12/5/18	3.488%	6 month EUR-
					EURIBOR-
					Reuters	(7,897)

AUD	800,000 E	—	2/14/12	3 month AUD-
				BBR-BBSW	4.39%	(10,064)

JPMorgan Chase Bank, N.A.
	$298,000	—	4/8/13	3 month USD-
				LIBOR-BBA	3.58406%	18,107

	114,000	—	5/22/19	3 month USD-
				LIBOR-BBA	3.3225%	(1,505)

	633,000 E	—	6/9/20	4.73%	3 month USD-
					LIBOR-BBA	(39,771)

	1,000,000	—	6/9/19	3 month USD-
				LIBOR-BBA	4.207%	59,757

	1,568,000	—	6/9/11	3 month USD-
				LIBOR-BBA	1.7675%	20,557

	1,617,000	—	7/28/10	3 month USD-
				LIBOR-BBA	3.5141%	47,189

CAD	640,000	—	6/9/12	6 month CAD-
				BA-CDOR	1.95%	3,604

CAD	200,000	—	6/9/14	2.725%	6 month CAD-
					BA-CDOR	(2,123)

	$633,000 E	—	6/11/20	4.735%	3 month USD-
					LIBOR-BBA	(39,898)

CAD	1,020,000	—	6/9/10	0.57%	1 month CAD-
					BA-CDOR	(578)

	$1,781,000	—	6/16/19	4.09%	3 month USD-
					LIBOR-BBA	(87,047)

	774,000	—	6/19/19	3 month USD-
				LIBOR-BBA	3.8725%	23,066

AUD	230,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	1,845

CAD	230,000	—	6/25/19	3.626%	6 month CAD-
					BA-CDOR	(4,263)

JPY	71,790,000	—	9/18/15	6 month JPY-
				LIBOR-BBA	1.19%	12,831

JPY	150,000	—	9/18/38	2.17%	6 month JPY-
					LIBOR-BBA	(33)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$710,000	$—	9/23/38	4.70763%	3 month USD-
					LIBOR-BBA	$(91,215)

	505,000	—	10/23/13	3 month USD-
				LIBOR-BBA	3.535%	27,290

JPY	13,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	(455)

JPY	18,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	880

	$700,000	—	7/30/11	1.46%	3 month USD-
					LIBOR-BBA	(3,127)

	468,000	—	8/3/14	3 month USD-
				LIBOR-BBA	3.061%	8,013

PLN	490,000	—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	1,510

	$200,000	—	8/4/14	3 month USD-
				LIBOR-BBA	2.89%	1,793

HUF	13,000,000	—	8/6/14	6 month HUF-
				BUBOR-REUTERS	7.08%	(394)

	$300,000	—	8/7/19	4.015%	3 month USD-
					LIBOR-BBA	(11,058)

	200,000	—	8/10/19	4.02%	3 month USD-
					LIBOR-BBA	(7,388)

HUF	3,400,000	—	8/27/14	6 month HUF-
				BUBOR-REUTERS	6.94%	(151)

JPY	30,000,000	—	6/6/13	1.83%	6 month JPY-
					LIBOR-BBA	(14,273)

	$484,000	—	1/26/14	2.13%	3 month USD-
					LIBOR-BBA	8,277

	140,000	—	1/26/39	3 month USD-
				LIBOR-BBA	3.05%	(24,691)

	640,000	—	1/27/24	3.1%	3 month USD-
					LIBOR-BBA	55,626

AUD	640,000 E	—	1/27/12	3 month AUD-
				BBR-BBSW	4.21%	(8,358)

	$320,000	—	2/3/24	3 month USD-
				LIBOR-BBA	3.2825%	(21,381)

	2,516,000	—	3/3/11	3 month USD-
				LIBOR-BBA	1.68283%	43,642

	195,000	—	3/6/39	3.48%	3 month USD-
					LIBOR-BBA	17,292

CAD	310,000	—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	(838)

CAD	70,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	(3,101)

CAD	320,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	4,625

CAD	100,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	(4,970)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$1,000,000	$—	3/20/19	3.20875%	3 month USD-
					LIBOR-BBA	$16,770

	3,000,000	—	3/24/11	3 month USD-
				LIBOR-BBA	1.4625%	36,297

	3,320,000	—	4/3/11	3 month USD-
				LIBOR-BBA	1.365%	32,146

	2,300,000	—	4/3/13	1.963%	3 month USD-
					LIBOR-BBA	4,287

	740,000	—	4/3/14	3 month USD-
				LIBOR-BBA	2.203%	(7,846)

	1,213,000	—	4/9/11	3 month USD-
				LIBOR-BBA	1.5025%	14,847

	49,000	—	4/9/19	3 month USD-
				LIBOR-BBA	3.1125%	(1,329)

AUD	676,000 E	—	4/22/11	3 month AUD-
				BBR-BBSW	4.05%	(6,973)

AUD	676,000	—	4/22/10	3%	3 month AUD-
					BBR-BBSW	3,026

Merrill Lynch Capital Services, Inc.
JPY	4,800,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(3,375)

Merrill Lynch Derivative Products AG
JPY	2,400,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(1,803)

UBS, AG
	$2,192,000	55,685	11/10/18	4.45%	3 month USD-
					LIBOR-BBA	(132,947)

Total						$909,314

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
EUR	186,000	$—	3/27/14	1.785%	Eurostat Eurozone	$533
					HICP excluding
					tobacco

Goldman Sachs International
EUR	310,000	—	4/30/13	2.375%	French Consumer	17,745
					Price Index
					excluding tobacco

EUR	310,000	—	4/30/13	(2.41%)	Eurostat Eurozone	(17,434)
					HICP excluding
					tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	310,000	$—	5/6/13	2.34%	French Consumer	$17,118
					Price Index
					excluding tobacco

EUR	310,000	—	5/6/13	(2.385%)	Eurostat Eurozone	(16,981)
					HICP excluding
					tobacco

	$240,000	—	7/9/14	(1.70%)	USA Non Revised	(271)
					Consumer Price
					Index- Urban
					(CPI-U)

	192,000	—	7/13/14	(1.60%)	USA Non Revised	699
					Consumer Price
					Index- Urban
					(CPI-U)

EUR	250,000	—	4/23/14	1.67%	Eurostat Eurozone	(3,596)
					HICP excluding
					tobacco

EUR	186,000	—	4/14/14	1.835%	Eurostat Eurozone	(597)
					HICP excluding
					tobacco

	$710,000	—	5/18/10	(0.25%)	USA Non Revised	11,374
					Consumer Price
					Index- Urban
					(CPI-U)

Total						$8,590

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Clear Channel
Communications,
5 3/4%, 1/15/13	Ca	$—	$10,000	9/20/09	635 bp	$40

DJ LCDX NA Series 9
Index	B	24,780	840,000	12/20/12	225 bp	(57,139)

Limited Brands,
Inc., 6 1/8%,
12/1/12	—	—	40,000	12/20/12	(252 bp)	461

Tyson Foods, Inc.,
6.6%, 4/1/16	—	—	60,000	12/20/11	(370 bp)	(3,024)

Tyson Foods, Inc.,
6.6%, 4/1/16	—	—	60,000	10/20/11	(370 bp)	(2,687)

Barclays Bank PLC
DJ CDX NA IG Series
12 Version 1 Index	—	(22,590)	599,000	6/20/14	(100 bp)	(18,997)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Citibank, N.A.
Masco Corp.,
5 7/8%, 7/15/12	—	$—	$100,000	3/20/17	(213 bp)	$1,551

Credit Suisse International
Arrow Electronics,
Inc., 6 7/8%, 6/1/18	—	—	60,000	10/1/10	(54.2 bp)	(45)

DJ CMB NA CMBX AAA
Index	—	(4,005)	51,000	2/17/51	(35 bp)	7,849

DJ CMB NA CMBX AAA
Index	—	(1,865)	25,000	2/17/51	(35 bp)	3,946

DJ CMB NA CMBX AJ
Index	—	(17,362)	54,000	2/17/51	(96 bp)	12,195

Liberty Mutual
Insurance, 7 7/8%,
10/15/26	—	—	5,000	12/20/13	(210 bp)	(221)

Southwest Airlines,
5 1/4%, 10/1/14	—	—	25,000	3/20/12	(190 bp)	(63)

Deutsche Bank AG
CBS Corp, 4 5/8%,
5/15/18	—	—	70,000	6/20/11	(102 bp)	411

CNA Financial
Corp., 5.85%,
12/15/14	—	—	135,000	9/20/16	(155 bp)	7,922

DJ CDX NA IG Series
12 Version 1 Index	—	(55,274)	1,400,000	6/20/14	(100 bp)	(46,877)

DJ CDX NA IG Series
12 Version 1 Index	—	(9,608)	249,000	6/20/14	(100 bp)	(8,114)

Expedia Inc.,
7.456%, 8/15/18	—	—	27,000	12/20/13	(310 bp)	(1,728)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	50,000	9/20/13	109 bp	(2,918)

Hanson PLC.,
7 7/8%, 9/27/10	—	—	25,000	9/20/16	(255 bp)	2,718

Korea Monetary STAB
Bond, 5.15%, 2/12/10	A2	—	130,000	2/19/10	115 bp	339

Universal Corp.,
5.2%, 10/15/13	—	—	25,000	3/20/15	(95 bp)	(464)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B2	—	EUR 10,000	9/20/13	477 bp	79

Goldman Sachs International
CNA Financial
Corp., 5.85%,
12/15/14	—	—	$5,000	9/20/11	(160 bp)	128

DJ CMB NA CMBX AAA
Index	—	(1,413)	17,000	2/17/51	(35 bp)	2,581

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/09 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
Pearson PLC., 7%,
10/27/14	—	$—	$100,000	6/20/18	(96 bp)	$(3,474)

JPMorgan Chase Bank, N.A.
Cox Communications,
Inc., 6.8%, 8/1/28	—	—	100,000	3/20/10	(45 bp)	(238)

Expedia, Inc.,
7.456%, 8/15/18	—	—	18,000	9/20/13	(300 bp)	(1,025)

Glencore Funding
LLC, 6%, 4/15/14	—	—	100,000	6/20/14	(148 bp)	7,558

Lexmark
International,
Inc., 5.9%, 6/1/13	—	—	15,000	6/20/13	(113 bp)	130

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	—	5,000	6/20/13	595 bp	(595)

Merrill Lynch International
Computer Sciences
Corp, 5%, 2/15/13	—	—	30,000	3/20/13	(66 bp)	(420)

MGM Mirage Inc.,
5 7/8%, 2/27/14	—	—	51,000	9/20/10	(470 bp)	2,434

Pearson PLC, 7%,
10/27/14	—	—	100,000	6/20/18	(65 bp)	(1,054)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series
12 Version 1 Index	—	(41,034)	1,010,000	6/20/14	(100 bp)	(34,977)

DJ CMB NA CMBX AAA
Index	AAA	6,336	90,000	2/17/51	35 bp	(14,917)

Nalco Co., 7.75%,
11/15/11	Ba2	—	15,000	3/20/13	460 bp	381

Universal Corp.,
5.2%, 10/15/13	—	—	75,000	3/20/13	(89 bp)	(1,031)

UBS, AG
Hanson PLC.,
7 7/8%, 9/27/10	—	—	55,000	9/20/16	(250 bp)	5,868

Meritage Homes
Corp., 7%, 5/1/14	—	—	32,000	9/20/13	(760 bp)	(3,672)

Total						$(147,089)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,078	$—

Common stocks:

Basic materials	209,700	18,588	—

Capital goods	219,622	26,422	—

Communication services	158,235	33,938	—

Conglomerates	54,786	7,107	—

Consumer cyclicals	295,015	59,744	—

Consumer staples	304,772	47,510	—

Energy	316,472	51,763	—

Financial	1,878,580	80,773	—

Health care	440,761	18,322	—

Technology	564,599	—	—

Transportation	47,123	13,611	—

Utilities and power	119,299	20,160	—

Total common stocks	4,608,964	377,938	—

Convertible bonds and notes	—	1,976,160	—

Convertible preferred stocks	—	644,130	—

Corporate bonds and notes	—	6,572,267	58,200

Foreign government bonds and notes	—	91,275	—

Investment companies	56,617	—	—

Mortgage-backed securities	—	678,900	—

Municipal bonds and notes	—	21,413	—

Preferred stocks	—	6,978	—

Purchased options outstanding	—	227,705	—

Senior loans	—	1,159	—

Units	—	61,950	—

U.S. government agency mortgage obligations	—	314,142	—

U.S. treasury obligations	—	124,064	—

Warrants	—	—	—

Short-term investments	400,000	1,321,744	—

Totals by level	$5,065,581	$12,420,903	$58,200

	Level 1	Level 2	Level 3

Other financial instruments:	$91,445	$150,899	$144,370

Other financial instruments include futures, written options, swaps, forward contracts and receivable purchase agreement.

The following is a reconciliation of Level 3 assets as of August 31, 2009:

	Balance			Change in net		Net transfers	Balance
	as of	Accrued		unrealized	Net	in and/	as of
Investments	February 28,	discounts/	Realized	appreciation/	purchases/	or out	August 31,
in securities:	2009	premiums	gain/(loss)	(depreciation)†	sales	of Level 3	2009

Convertible
bonds and
notes	$36,000	$217	$3	$56,059	$(92,279)	$—	$—

Corporate
bonds and
notes	$66,717	(153)	—	(8,364)	—	—	$58,200

Units	$54,000	—	—	—	—	(54,000)	$—

Totals:	$156,717	$64	$3	$47,695	$(92,279)	$(54,000)	$58,200

† Includes $(8,364) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

	Balance			Change in net		Net transfers	Balance
	as of	Accrued		unrealized	Net	in and/	as of
	February 28,	discounts/	Realized	appreciation/	purchases/	or out	August 31,
	2009††	premiums	gain/(loss)	(depreciation)†	sales	of Level 3	2009††

Other financial
instruments:	$148,944	$—	$—	$(4,574)	$—	$—	$144,370

Other financial instruments include receivable purchase agreement.

† Includes $(4,574) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/09 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $16,969,367)	$17,544,684

Dividends, interest and other receivables	197,712

Receivable for shares of the fund sold	27,879

Receivable for investments sold	2,653,308

Unrealized appreciation on swap contracts (Note 1)	3,373,601

Receivable for variation margin (Note 1)	22,511

Unrealized appreciation on forward currency contracts (Note 1)	56,784

Receivable from Manager (Note 2)	8,344

Receivable for receivable purchase agreement (Note 2)	144,370

Premium paid on swap contracts (Note 1)	163,251

Total assets	24,192,444

LIABILITIES

Payable to custodian (Note 2)	2,656,115

Payable for investments purchased	687,017

Payable for shares of the fund repurchased	9,654

Payable for investor servicing fees (Note 2)	6,643

Payable for custodian fees (Note 2)	51,894

Payable for Trustee compensation and expenses (Note 2)	27,567

Payable for administrative services (Note 2)	110

Payable for distribution fees (Note 2)	8,109

Unrealized depreciation on forward currency contracts (Note 1)	46,625

Written options outstanding, at value (premiums received $748,421) (Notes 1 and 3)	697,630

Premium received on swap contracts (Note 1)	95,696

Unrealized depreciation on swap contracts (Note 1)	2,602,786

Collateral on certain derivative contracts, at value (Note 1)	993,129

Other accrued expenses	68,866

Total liabilities	7,951,841

Net assets	$16,240,603

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,263,835

Undistributed net investment income (Note 1)	168,163

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,840,136)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,648,741

Total — Representing net assets applicable to capital shares outstanding	$16,240,603

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,745,403 divided by 1,371,587 shares)	$8.56

Offering price per class A share (100/94.25 of $8.56)*	$9.08

Net asset value and offering price per class B share ($942,906 divided by 110,461 shares)**	$8.54

Net asset value and offering price per class C share ($2,630,835 divided by 308,148 shares)**	$8.54

Net asset value and redemption price per class M share ($399,298 divided by 46,717 shares)	$8.55

Offering price per class M share (100/96.50 of $8.55)*	$8.86

Net asset value, offering price and redemption price per class R share
($1,004 divided by 117 shares)***	$8.57

Net asset value, offering price and redemption price per class Y share
($521,157 divided by 60,766 shares)	$8.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/09 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $32) (including interest income of $3,341
from investments in affiliated issuers) (Note 6)	$906,869

Dividends (net of foreign tax of $1,052)	233,731

Securities lending	109

Total investment income	1,140,709

EXPENSES

Compensation of Manager (Note 2)	117,260

Investor servicing fees (Note 2)	36,580

Custodian fees (Note 2)	35,036

Trustee compensation and expenses (Note 2)	9,323

Administrative services (Note 2)	7,363

Distribution fees — Class A (Note 2)	13,356

Distribution fees — Class B (Note 2)	4,592

Distribution fees — Class C (Note 2)	11,573

Distribution fees — Class M (Note 2)	974

Distribution fees — Class R (Note 2)	2

Auditing	43,319

Other	27,720

Fees waived and reimbursed by Manager (Note 2)	(186,432)

Total expenses	120,666
Expense reduction (Note 2)	(58)

Net expenses	120,608

Net investment income	1,020,101

Net realized loss on investments (Notes 1 and 3)	(4,656,077)

Net increase from payments by affiliates (Note 2)	1,245

Net realized gain on swap contracts (Note 1)	147,790

Net realized loss on futures contracts (Note 1)	(881,892)

Net realized loss on foreign currency transactions (Note 1)	(183,369)

Net realized gain on written options (Notes 1 and 3)	28,203

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,658

Net unrealized appreciation of investments, futures contracts, swap contracts, receivable
purchase agreement, written options, and TBA sale commitments during the period	14,473,129

Net gain on investments	8,934,687

Net increase in net assets resulting from operations	$9,954,788

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 8/31/09*	Year ended 2/28/09

Operations:
Net investment income	$1,020,101	$2,500,211

Net realized loss on investments and foreign currency transactions	(5,544,100)	(7,697,544)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	14,478,787	(11,723,654)

Net increase (decrease) in net assets resulting from operations	9,954,788	(16,920,987)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(321,582)	(993,880)

Class B	(24,587)	(91,893)

Class C	(61,615)	(189,727)

Class M	(7,340)	(9,713)

Class R	(26)	(72)

Class Y	(693,699)	(2,552,316)

Redemption fees (Note 1)	—	79

Decrease from capital share transactions (Note 4)	(26,244,473)	(1,935,974)

Total decrease in net assets	(17,398,534)	(22,694,483)

NET ASSETS

Beginning of period	33,639,137	56,333,620

End of period (including undistributed net investment income
of $168,163 and $256,911, respectively)	$16,240,603	$33,639,137

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized			From net						of expenses	investment
	Net asset value,		and unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A
August 31, 2009**	$6.69	.21	1.89	2.10	(.23)	—	(.23)	—	$8.56	31.90 *	$11,745	.38 *	2.80 *	60.80 * f
February 28, 2009	10.42	.45	(3.49)	(3.04)	(.69)	—	(.69)	— e	6.69	(30.00)	9,116.74		4.92	144.95 f
February 29, 2008	11.06	.45	(.60)	(.15)	(.44)	(.05)	(.49)	— e	10.42	(1.42)	14,503.71		4.09	112.08 f
February 28, 2007	10.44	.45	.62	1.07	(.44)	(.01)	(.45)	— e	11.06	10.53	12,621.75		4.21	82.66 f
February 28, 2006	10.49	.38	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593.88		3.58	70.56 f
February 28, 2005 †	10.00	.18	.46	.64	(.14)	(.01)	(.15)	—	10.49	6.36 *	5,426	.34 *	1.73 *	33.75 *

Class B
August 31, 2009**	$6.67	.19	1.89	2.08	(.21)	—	(.21)	—	$8.54	31.52 *	$943	.76 *	2.44 *	60.80 * f
February 28, 2009	10.39	.38	(3.48)	(3.10)	(.62)	—	(.62)	— e	6.67	(30.55)	876	1.49	4.14	144.95 f
February 29, 2008	11.03	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— e	10.39	(2.14)	1,669	1.46	3.34	112.08 f
February 28, 2007	10.43	.37	.61	.98	(.37)	(.01)	(.38)	— e	11.03	9.60	1,068	1.50	3.50	82.66 f
February 28, 2006 ††	10.64	.15	(.12) g	.03	(.15)	(.09)	(.24)	—	10.43	.25 *	233	.81 *	1.48 *	70.56 f

Class C
August 31, 2009**	$6.67	.19	1.89	2.08	(.21)	—	(.21)	—	$8.54	31.52 *	$2,631	.76 *	2.43 *	60.80 * f
February 28, 2009	10.40	.38	(3.49)	(3.11)	(.62)	—	(.62)	— e	6.67	(30.60)	2,159	1.49	4.22	144.95 f
February 29, 2008	11.04	.36	(.58)	(.22)	(.37)	(.05)	(.42)	— e	10.40	(2.13)	2,556	1.46	3.30	112.08 f
February 28, 2007	10.43	.37	.62	.99	(.37)	(.01)	(.38)	— e	11.04	9.69	1,090	1.50	3.48	82.66 f
February 28, 2006 ††	10.64	.15	(.13) g	.02	(.14)	(.09)	(.23)	—	10.43	.23 *	221	.81 *	1.45 *	70.56 f

Class M
August 31, 2009**	$6.68	.19	1.90	2.09	(.22)	—	(.22)	—	$8.55	31.65 *	$399	.63 *	2.52 *	60.80 * f
February 28, 2009	10.40	.41	(3.48)	(3.07)	(.65)	—	(.65)	— e	6.68	(30.33)	95	1.24	4.41	144.95 f
February 29, 2008	11.04	.39	(.59)	(.20)	(.39)	(.05)	(.44)	— e	10.40	(1.92)	160	1.21	3.59	112.08 f
February 28, 2007	10.43	.40	.61	1.01	(.39)	(.01)	(.40)	— e	11.04	9.93	159	1.25	3.71	82.66 f
February 28, 2006 ††	10.64	.17	(.14) g	.03	(.15)	(.09)	(.24)	—	10.43	.33 *	91	.70 *	1.62 *	70.56 f

Class R
August 31, 2009**	$6.69	.21	1.90	2.11	(.23)	—	(.23)	—	$8.57	31.92 *	$1	.50 *	2.68 *	60.80 * f
February 28, 2009	10.43	.43	(3.50)	(3.07)	(.67)	—	(.67)	— e	6.69	(30.24)	1.99		4.68	144.95 f
February 29, 2008	11.06	.42	(.58)	(.16)	(.42)	(.05)	(.47)	— e	10.43	(1.57)	1.96		3.87	112.08 f
February 28, 2007	10.44	.42	.62	1.04	(.41)	(.01)	(.42)	— e	11.06	10.23	1	1.00	3.95	82.66 f
February 28, 2006 ††	10.64	.18	(.13) g	.05	(.16)	(.09)	(.25)	—	10.44	.49*	1	.58 *	1.70 *	70.56 f

Class Y
August 31, 2009**	$6.70	.23	1.89	2.12	(.24)	—	(.24)	—	$8.58	32.18 *	$521	.25 *	2.94 *	60.80 * f
February 28, 2009	10.43	.47	(3.49)	(3.02)	(.71)	—	(.71)	— e	6.70	(29.81)	21,393.49		5.20	144.95 f
February 29, 2008	11.07	.42	(.54)	(.12)	(.47)	(.05)	(.52)	— e	10.43	(1.19)	37,444.46		3.89	112.08 f
February 28, 2007	10.45	.48	.62	1.10	(.47)	(.01)	(.48)	— e	11.07	10.77	109.50		4.48	82.66 f
February 28, 2006 †††	10.40	.16	.13 g	.29	(.15)	(.09)	(.24)	—	10.45	2.80 *	1	.30 *	1.61 *	70.56 f

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82	83

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 13, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

	8/31/09	2/28/09	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.52%	0.99%	1.05%	2.94%	2.53%	0.95%

Class B	0.52	0.99	1.05	2.94	1.60	—

Class C	0.52	0.99	1.05	2.94	1.60	—

Class M	0.52	0.99	1.05	2.94	1.60	—

Class R	0.52	0.99	1.05	2.94	1.60	—

Class Y	0.52	0.99	1.05	2.94	1.60	—

e Amount represents less than $0.01 per share.

f Portfolio turnover excludes dollar-roll transactions.

g The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a diversified Massachusetts business trust and registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 14, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctua-tions arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of $2,591,679 on Purchased Options Contracts for the period ended August 31, 2009. See Note 3 for the volume of Written Options Contracts activity for the period ended August 31, 2009. The fund had an average contract amount of $333 on Futures Contracts for the period ended August 31, 2009.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward Currency Contracts at period end are indicative of the volume of activity during the period.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of $2,646,857 on Total Return Swap Contracts for the period ended August 31, 2009.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctua-tion of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Interest Rate Swap Contracts at period end are indicative of the volume of activity during the period.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of $8,570,707 on Credit Default Swap Contracts for the period ended August 31, 2009.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of August 31, 2009, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At August 31, 2009, the fund had a net asset position of $1,289,952 and a net liability position of $911,348 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $348,043. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2009, the fund had no securities out on loan.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2009, the fund had a capital loss carryover of $4,600,686 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$233,376	February 29, 2016

4,367,310	February 28, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2010 $5,504,481 of losses recognized during the period November 1, 2008 to February 28, 2009.

The aggregate identified cost on a tax basis is $17,560,360, resulting in gross unrealized appreciation and depreciation of $1,194,636 and $1,210,312, respectively, or net unrealized depreciation of $15,676.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s distribution plans) would exceed an annual rate of 0.50% of the fund’s average net assets.

During the period ended August 31, 2009, the fund’s expenses were reduced by $177,597 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by $8,835 as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $1,245 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $577,942 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At August 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”) and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended August 31, 2009, the fund’s expenses were reduced by $58 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $31, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,521 and $256 from the sale of class A and class M shares, respectively, and received $592 and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $18,057,386 and $43,215,003, respectively. There were no purchases or sales of U.S. government securities.

		Contract	Premiums
		Amounts	Received

Written
options
outstanding
at beginning USD		318,002	$ 19,601
of period	EUR	350,000	21,062

Options	USD	12,971,913	790,992
opened	EUR	—	—

Options	USD	(4,319)	(2,671)
exercised	EUR	—	—

Options	USD	(10)	(7,612)
expired	EUR	—	—

Options	USD	(805,294)	(51,889)
closed	EUR	(350,000)	(21,062)

Written
options
outstanding
at end of	USD	12,480,292	$748,421
period	EUR	—	—

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/09		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	301,649	$2,292,085	791,497	$7,343,068

Shares issued in connection with
reinvestment of distributions	37,058	284,304	111,059	883,398

	338,707	2,576,389	902,556	8,226,466

Shares repurchased	(330,253)	(2,535,180)	(930,927)	(8,235,713)

Net increase (decrease)	8,454	$41,209	(28,371)	$(9,247)

	Six months ended 8/31/09		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	23,577	$178,883	107,271	$1,005,259

Shares issued in connection with
reinvestment of distributions	2,854	21,742	10,608	84,262

	26,431	200,625	117,879	1,089,521

Shares repurchased	(47,380)	(361,318)	(147,039)	(1,299,722)

Net decrease	(20,949)	$(160,693)	(29,160)	$(210,201)

	Six months ended 8/31/09		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	19,563	$161,654	185,669	$1,712,779

Shares issued in connection with
reinvestment of distributions	6,625	50,724	19,826	154,326

	26,188	212,378	205,495	1,867,105

Shares repurchased	(41,751)	(299,632)	(127,702)	(1,040,479)

Net increase (decrease)	(15,563)	$(87,254)	77,793	$826,626

	Six months ended 8/31/09		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	36,369	$271,472	9,280	$80,515

Shares issued in connection with
reinvestment of distributions	896	6,880	1,096	8,894

	37,265	278,352	10,376	89,409

Shares repurchased	(4,746)	(33,608)	(11,554)	(88,705)

Net increase (decrease)	32,519	$244,744	(1,178)	$704

	Six months ended 8/31/09		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	3	26	9	72

	3	26	9	72

Shares repurchased	—	—

Net increase	3	$26	9	$72

	Six months ended 8/31/09		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	518,851	$3,940,376	3,777,866	$30,613,188

Shares issued in connection with
reinvestment of distributions	90,271	692,970	322,397	2,552,259

	609,122	4,633,346	4,100,263	33,165,447

Shares repurchased	(3,743,260)	(30,915,851)*	(4,493,695)	(35,709,375)

Net decrease	(3,134,138)	$(26,282,505)	(393,432)	$(2,543,928)

* Includes $23,190,739 related to the reallocation of the Putnam Retirement Ready Fund’s underlying holdings.

At August 31, 2009, Putnam Investments, LLC owned the following shares:

		Percentage
	Shares	of ownership	Value

Class M	116	0.25%	$992

Class R	117	100.0%	1,003

Note 5: Summary of derivative activity

	Asset derivatives		Liability derivatives

	Statement of		Statement of
Derivatives not accounted for as	assets and		assets and
hedging instruments under	liabilities		liabilities
Statement 133	location	Market value	location	Market value

Credit contracts	Receivables	$100,777	Payables	$125,831

Foreign exchange contracts	Receivables	56,784	Payables	46,625

Payables,
Net assets —
Unrealized
appreciation /
Equity contracts	Investments	1,693	(depreciation)	47,424*

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
	appreciation /		appreciation /
Interest rate contracts	(depreciation)	3,773,819*	(depreciation)	3,243,144*

Total		$3,933,073		$3,463,024

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as			Forward
hedging instruments under			currency
Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(150,463)	$(150,463)

Foreign exchange contracts	—	—	(179,380)	—	$(179,380)

Equity contracts	19,266	(347,399)	—	—	$(328,133)

Interest rate contracts	8,253	(534,493)	—	298,253	$(227,987)

Total	$27,519	$(881,892)	$(179,380)	$147,790	$(885,963)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as			Forward
hedging instruments under			currency
Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(49,469)	$(49,469)

Foreign exchange contracts	—	—	(8,735)	—	$(8,735)

Equity contracts	9,127	(354,572)	—	—	$(345,445)

Interest rate contracts	74,608	232,516	—	723,580	$1,030,704

Total	$83,735	$(122,056)	$(8,735)	$674,111	$627,055

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,341 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $22,438,375 and $22,438,375, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Paul L. Joskow	Assistant Treasurer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Beth S. Mazor
	Robert E. Patterson	Vice President
Investment Sub-Manager	George Putnam, III
Putnam Investments Limited	Robert L. Reynolds	James P. Pappas
57–59 St James’s Street	W. Thomas Stephens	Vice President
London, England SW1A 1LD	Richard B. Worley
Francis J. McNamara, III
Investment Sub-Advisor	Officers	Vice President and Chief
The Putnam Advisory	Robert L. Reynolds	Legal Officer
Company, LLC	President
One Post Office Square		Robert R. Leveille
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Judith Cohen
State Street Bank and	and Treasurer	Vice President, Clerk and
Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and Principal	Wanda M. McManus
Ropes & Gray LLP	Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Ravi Akhoury		Proxy Manager
Charles B. Curtis

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA103 258134 10/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009